STATE STREET RESEARCH
HIGH INCOME FUND

Prospectus - August 1, 1997


     STATE STREET RESEARCH HIGH INCOME FUND (the "Fund") seeks primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.



     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of May 31, 1997, the Investment Manager had assets of approximately $44.2 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.



     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.


     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.



     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated August 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

     The Fund is a diversified series of State Street Research Income Trust (the "Trust"), an open-end management investment company.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THE FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "THE FUND'S INVESTMENTS," PAGES 7 AND 8 AND "APPENDIX--DESCRIPTION OF DEBT/BOND RATINGS," PAGES 29 TO 30.




Table of Contents                                                         Page
--------------------------------------------------------------------------------
Table of Expenses   ......................................................... 2
Financial Highlights   ...................................................... 4
The Fund's Investments    ................................................... 6
Other Investment Policies    ................................................ 7
Purchase of Shares  .........................................................10
Redemption of Shares   ......................................................18
Shareholder Services   ......................................................20
The Fund and Its Shares   ...................................................24
Management of the Fund    ...................................................25
Dividends and Distributions; Taxes    .......................................26
Calculation of Performance Data    ..........................................27
Appendix--Description of Debt/Bond Ratings  .................................30
--------------------------------------------------------------------------------

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.


Table of Expenses                                                         Class A       Class B      Class C     Class D
-----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on Purchases (as a percentage of
     offering price)   ................................................      4.5%          None       None         None
  Maximum Deferred Sales Charge (as a percentage of net asset
     value at time of purchase or redemption, whichever is lower)            None(2)         5%       None           1%
  Maximum Sales Charge Imposed on Reinvested Dividends (as a
     percentage of offering price)    .................................      None          None       None         None
  Redemption Fees (as a percentage of amount redeemed,
     if applicable)    ................................................      None          None       None         None
  Exchange Fee   ......................................................      None          None       None         None


------------


(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."




(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                                           Class A     Class B     Class C     Class D
                                                                           ---------   ---------   ---------   --------
Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fees    ...................................................   0.65%       0.65%       0.65%       0.65%
  12b-1 Fees   .........................................................   0.25%       1.00%        None       1.00%
  Other Expenses  ......................................................   0.20%       0.20%       0.20%       0.20%
                                                                           ------      ------      ------      ------
    Total Fund Operating Expenses   ....................................   1.10%       1.85%       0.85%       1.85%
                                                                           ======      ======      ======      ======


Example:

     You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                                1 Year     3 Years     5 Years     10 Years
                                --------   ---------   ---------   ---------
  Class A shares    .........     $56       $78          $103       $173
  Class B shares (1)   ......     $69       $88          $120       $197
  Class C shares    .........     $ 9       $27          $ 47       $105
  Class D shares    .........     $29       $58          $100       $217


     You would pay the following expenses on the same investment, assuming no redemption:



                                1 Year     3 Years     5 Years     10 Years
                                --------   ---------   ---------   ---------
  Class B shares (1)   ......    $19        $58         $100        $197
  Class D shares    .........    $19        $58         $100        $217


------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended March 31, 1997; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

     The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information. Past results may not be indicative of future performance because of, among other things, changes in the Fund's investment objective and policies in January 1994. See "Calculation of Performance Data."





                                                         Class A
                               ------------------------------------------------------------
                                                   Year ended March 31
                               ------------------------------------------------------------
                                 1997***      1996***      1995***      1994       1993
                               ------------ ------------ ------------ ---------- ----------
Net asset value, beginning
 of year    ..................    $5.95         $5.80        $6.43      $6.32      $5.95
Net investment income*  ......      .59           .52          .61        .66        .67
Net realized and unrealized
 gain (loss) on investments
 and foreign currency   ......     (.01)          .20         (.58)       .22        .37
                                  -----         -----        -----      -----      -----
 Total from investment
  operations   ...............      .58           .72          .03        .88       1.04
Dividends from net
 investment income   .........     (.52)         (.56)        (.60)      (.62)      (.67)
Distributions from net
 realized gains   ............       --          (.01)        (.06)      (.15)        --
                                  -----         -----        -----      -----      -----
 Total distributions    ......     (.52)         (.57)        (.66)      (.77)      (.67)
Net asset value, end
 of year    ..................    $6.01         $5.95        $5.80      $6.43      $6.32
                                  =====         =====        =====      =====      =====
Total return   ...............    10.30%+       12.85%+       1.80%+    14.58%+    18.70%+
Net assets at end of year
 (000s)  ..................... $658,413      $646,473     $618,462    $650,755   $496,352
Ratio of operating
 expenses to average
 net assets*   ...............     1.10%         1.17%        1.23%      1.16%      1.15%
Ratio of net investment
 income to average net
 assets*    ..................     9.70%         8.88%       10.19%     10.41%     11.25%
Portfolio turnover rate    ...    81.75%        56.47%       31.55%     24.36%     79.39%
Average commission rate@        $0.0152            --           --         --         --
------------
*Reflects voluntary
assumption of fees
or expenses per share in
each year   ..................       --            --           --      $0.00         --



                                       1992         1991         1990         1989        1988
                                      ------       ------       ------       ------      ------
Net asset value, beginning
 of year ......................       $5.21        $5.88        $7.20        $7.22       $7.73
Net investment income* ........         .71          .75          .88          .84         .85
Net realized and unrealized
 gain (loss) on investments
 and foreign currency..........         .72         (.67)       (1.31)        (.01)       (.52)
                                      -----        -----        -----        -----       -----
 Total from investment
  operations...................        1.43          .08         (.43)         .83         .33
Dividends from net
 investment income.............        (.69)        (.75)        (.89)        (.85)       (.83)
Distributions from net
 realized gains................          --           --           --           --        (.01)
                                      -----        -----        -----        -----       -----
 Total distributions ..........        (.69)        (.75)        (.89)        (.85)       (.84)
Net asset value, end
 of year ......................       $5.95        $5.21        $5.88        $7.20       $7.22
                                      =====        =====        =====        =====       =====
Total return ..................       28.99%+       2.18%+      (6.72%)+     12.32%+      4.79%+
Net assets at end of year
 (000s) .......................    $308,921     $195,739     $157,987      $88,681     $41,637
Ratio of operating
 expenses to average
 net assets* ..................        1.17%        1.21%        1.24%        1.25%       1.25%
Ratio of net investment
 income to average net
 assets*.......................       12.71%       14.21%       13.46%       11.85%      11.90%
Portfolio turnover rate .......       72.62%       58.15%       52.46%      110.92%     126.68%
Average commission rate@ ......          --           --           --           --          --

*Reflects voluntary
assumption of fees
or expenses per share in
each year .....................          --           --        $0.00        $0.01       $0.02


*** Per-share figures have been calculated using the average shares method.

 + Total return figures do not reflect any front-end or contingent deferred sales charges.
 @ Average commission rate per share paid for security trades for fiscal years beginning on or after April 1, 1996.

--------------------------------------------------------------------------------

                                     Class B
                      --------------------------------------
                               Year ended March 31
                          ---------------------------------
                          1997***      1996***      1995***
                          -----        -----        -----
Net asset value,
 beginning of
 year    ............     $5.93        $5.79        $6.42
Net investment
 income*    .........       .55          .46          .57
Net realized and
 unrealized gain
(loss)
 on investments
 and foreign
 currency   .........      (.02)         .21         (.58)
                          -----        -----        -----
 Total from
  investment
  operations   ......       .53          .67         (.01)
Dividends from net
 investment
 income  ............      (.48)        (.52)        (.56)
Distributions from
 net realized
 gains   ............        --         (.01)        (.06)
                          -----        -----        -----
 Total
  distributions .....      (.48)        (.53)        (.62)
Net asset value,
 end of year   ......     $5.98        $5.93        $5.79
                          =====        =====        =====
Total return   ......      9.35%+      12.06%+       0.89%+
Net assets at end
 of year (000s)   ...  $259,077     $185,735     $117,767
Ratio of operating
 expenses to
 average net
 assets*    .........      1.85%        1.92%        1.98%
Ratio of net
 investment
 income to
 average net
 assets*    .........      9.01%        7.95%        9.65%
Portfolio turnover
 rate    ............     81.75%       56.47%       31.55%
Average
 commission
 rate@   ............   $0.0152           --           --
------------
*Reflects voluntary
assumption of
fees or expenses
per share in each
year  ...............        --           --           --



                                                                 Class C                                      Class D
                                            ------------------------------------------------------       -------------------
                                                            Year ended March 31                          Year ended March 31
                                            ------------------------------------------------------       -------------------
                          1994**            1997***       1996***      1995***              1994**              1997***
Net asset value,
 beginning of
 year    ............     $6.34              $5.92         $5.78        $6.42               $6.34               $5.93
Net investment
 income*    .........       .51                .61           .53          .64                 .57                 .54
Net realized and
 unrealized gain
(loss) on investments
 and foreign
 currency   .........       .15               (.01)          .20         (.60)                .14                (.00)
                          -----              -----         -----        -----               -----               -----
 Total from
  investment
  operations   ......       .66                .60           .73          .04                 .71                 .54
Dividends from net
 investment
 income  ............      (.48)              (.54)         (.58)        (.62)               (.53)               (.48)
Distributions from
 net realized
 gains   ............      (.10)                --          (.01)        (.06)               (.10)                 --
                          -----              -----         -----        -----               -----               -----
 Total
  distributions .....      (.58)              (.54)         (.59)        (.68)               (.63)               (.48)
Net asset value,
 end of year   ......     $6.42              $5.98         $5.92        $5.78               $6.42               $5.99
                          =====              =====         =====        =====               =====               =====
Total return   ......     10.76%++           10.63%+       13.19%+       1.73%+             11.67%++             9.52%+
Net assets at end
 of year (000s)   ...   $67,337             $6,255        $3,840       $2,579                $851             $28,488
Ratio of operating
 expenses to
 average net
 assets*    .........      1.93%[dbldag]      0.85%         0.92%        0.98%               0.93%[dbldag]       1.85%
Ratio of net
 investment income to
 average net
 assets*    .........     10.32%[dbldag]     10.04%         8.97%       10.85%              11.32%[dbldag]       9.09%
Portfolio turnover
 rate    ............     24.36%             81.75%        56.47%       31.55%              24.36%              81.75%
Average commission
 rate@   ............        --            $0.0152            --           --                  --             $0.0152
------------
*Reflects voluntary
assumption of
fees or expenses
per share in each
year  ...............     $0.00                  --           --           --               $0.00                  --

                                      Year ended March 31
                      -----------------------------------------
                         1996***      1995***         1994**
                      ------------ ------------  --------------
Net asset value,
 beginning of
 year    ............    $5.79        $6.42           $6.34
Net investment
 income*    .........      .46          .58             .51
Net realized and
 unrealized gain
(loss)
 on investments
 and foreign
 currency   .........      .21         (.59)            .15
                         -----        -----           -----
 Total from
  investment
  operations   ......      .67         (.01)            .66
Dividends from net
 investment
 income  ............     (.52)        (.56)           (.48)
Distributions from
 net realized
 gains   ............     (.01)        (.06)           (.10)
                         -----        -----           -----
 Total
  distributions   .       (.53)        (.62)           (.58)
Net asset value,
 end of year   ......    $5.93        $5.79           $6.42
                         =====        =====           =====
Total return   ......    12.05%+       0.88%+         10.74%++
Net assets at end
 of year (000s)   ...  $15,262       $6,766          $2,661
Ratio of operating
 expenses to
 average net
 assets*    .........     1.92%        1.98%           1.93%[dbldag]
Ratio of net
 investment
 income to
 average net
 assets*    .........     7.91%        9.81%          10.32%[dbldag]
Portfolio turnover
 rate    ............    56.47%       31.55%          24.36%
Average
 commission
 rate@   ............       --           --              --
------------
*Reflects voluntary
assumption of
fees or expenses
per share in each
year  ...............       --           --           $0.00


      ** June 1, 1993 (commencement of share class designations) to March 31,
         1994.
     *** Per-share figures have been calculated using the average shares method. [dbldag] Annualized.
       + Total return figures do not reflect any front-end or contingent deferred sales charges.

      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge.
       @ Average commission rate per share paid for security trades for fiscal years beginning on or after April 1, 1996.

--------------------------------------------------------------------------------

The Fund's Investments

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. The investment objective is a fundamental policy and may not be changed without approval of the shareholders of the Fund.

     There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. All bonds are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the bond market and other market factors. When interest rates increase, the value of debt securities and shares of the Fund can be expected to decline. Generally, prices of lower rated issues tend to fluctuate more than prices of higher rated issues, and, for any given change in the level of interest rates, prices of issues with longer maturities tend to fluctuate more than prices of issues with shorter maturities.


     In seeking to achieve this investment objective, the Fund, under normal market conditions, invests at least 65% of its total assets in fixed income securities, including convertible bonds and preferred stocks, rated at the time of purchase within the major rating categories BBB through D by Standard & Poor's Corporation ("S&P") or Baa through C by Moody's Investors Service, Inc. ("Moody's"), or which are unrated but believed by the Investment Manager to be of comparable quality; provided that the Fund shall not invest more than 20% of its total assets in securities which are within the major rating categories CCC or lower by S&P, or Caa or lower by Moody's. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is only rated by one rating agency, the Fund may invest on the basis of a higher rating derived from its own analysis. In selecting investments for the Fund, including any in the lower rated categories, the Investment Manager seeks to identify those securities the returns on which are appropriate within the context of the risks involved. In doing so, the Investment Manager will consider both its own credit analysis and the ratings of S&P and Moody's.

     The Fund may invest in securities rated higher than the BBB category by S&P or Baa by Moody's (or unrated securities of comparable quality) when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes when the Investment Manager anticipates adverse market conditions. Investments in higher quality issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from medium and lower quality issues.

     For the fiscal year ended March 31, 1997, the percentage of the Fund's total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 5% BB, 65% B and 11% CCC, on a dollar weighted basis, comprising 81% of total investments. Of these bonds, 83% were rated by a nationally recognized statistical rating organization and 17% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.


     Fixed income securities in which the Fund may invest include debt obligations of all kinds such as bonds, debentures and notes as well as bonds, debentures and preferred stocks that are convertible into, or carry rights to acquire, equity securities. Although the Fund intends to invest primarily in fixed income debt securities as described above, it may invest up to 35% of the market value of its total assets in dividend-paying common stocks of established companies listed on a national securities exchange to the extent the Investment Manager considers such investments consistent with the Fund's investment objective.


     The Fund may invest in securities restricted as to resale which could become illiquid. Some restricted securities can be resold pursuant to Rule 144A under the Securities Act of 1933, which allows for the resale of certain restricted securities among qualified institutional buyers. Because the market for Rule 144A securities is still developing, even restricted securities resalable pursuant to the rule can be illiquid, however. See the Statement of Additional Information.



Risk Factors


Lower rated high yield, high risk securities (i.e., bonds rated within the BB category or lower by S&P or Ba or lower by Moody's or equivalent as determined by the Investment Manager) of the type in which the Fund invests generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal and their market value may be difficult to determine. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.



     Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund, limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.

     For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

Portfolio Maturity and Turnover

The Fund's holdings may include issues across the maturity spectrum. Ordinarily the Fund will emphasize investments in medium and longer term instruments; the weighted average maturity of portfolio holdings, however, may be shortened or lengthened depending primarily upon the Investment Manager's outlook for interest rates.

     The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant. Increases in the rate of portfolio turnover will result in increased transaction costs for the Fund and may result in an increase in the realization of short-term capital gains.

Other Investment Policies

Fixed income securities in which the Fund may invest include zero or step coupon securities. Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers such as foreign corporate or government fixed income securities consistent with its investment objective and policies and in connection with such investments may enter into forward currency exchange contracts to reduce the risks of currency fluctuations. For this purpose, American Depositary Receipts ("ADRs") are not considered to be foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund;
(b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     Investing in foreign securities entails certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, the possible imposition of currency exchange blockages, higher operating expenses, expropriation of the Fund's assets by a foreign government, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Finally, to the extent the Fund invests in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

     In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

     In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

     Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry. The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.


     Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.


     For further information on the above and other fundamental and nonfundamental investment restriction, see the Statement of Additional Information.


     The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in quality short-term unaffiliated mutual funds, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, among similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


     The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

     The Fund may buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies, and enter into closing transactions with respect thereto. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.


     The Fund may purchase securities on a "when- issued," forward commitment or delayed delivery basis and invest up to 30% of its total assets in repurchase agreements, subject to certain limitations. See the Statement of Additional Information.

     The Fund may hold up to 100% of its assets in cash or short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

--------------------------------------------------------------------------------
    Information on the Purchase of Shares, Redemption of Shares and
    Shareholder Services is set forth on pages 10 to 24 below.
--------------------------------------------------------------------------------

    The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

--------------------------------------------------------------------------------

Purchase of Shares


Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.



By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:


  ABA #011000028
       State Street Bank and Trust Company
       Boston, MA
       BNF = State Street Research High Income Fund and class of shares
             (A, B, C or D)
       AC  = 99029761
       OBI = Shareholder Name
             Shareholder Account Number
             Control #K (assigned by State Street
               Research Shareholder Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.
Minimum Investment

                                       Class of Shares
                            -------------------------------------
                              A          B         C         D
                            ------     ------     ---     ------
Minimum Initial Investment
 By Wire                    $5,000     $5,000     (a)     $5,000
 IRAs                       $2,000     $2,000     (a)     $2,000
 By Investamatic            $1,000     $1,000     (a)     $1,000
 All Other                  $2,500     $2,500     (a)     $2,500
Minimum Subsequent Investment
 By Wire                    $5,000     $5,000     (a)     $5,000
 IRAs                       $   50     $   50     (a)     $   50
 By Investamatic            $   50     $   50     (a)     $   50
 All Other                  $   50     $   50     (a)     $   50

(a) Special conditions apply; contact the Distributor.


The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


     As described in greater detail below, dealers are paid differing amounts of commissions and other compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:



                     CLASS A                    CLASS B                     CLASS C     CLASS D
                     ------------------------   -------------------------   ---------   ----------------------
Sales Charges        Initial sales              Contingent deferred          None       Contingent deferred
                     charge at time of          sales charge of 5%                      sales charge of 1%
                     investment of up           to 2% applies to                        applies to any shares
                     to 4.5% depending          any shares redeemed                     redeemed within one
                     on amount of               within first five years                 year following
                     investment                 following their                         their purchase
                                                purchase; no
                                                contingent deferred
                                                sales charge
                                                after five years
                     On investments of $1
                     million or more, no
                     initial sales charge;
                     but contingent
                     deferred sales charge
                     of 1% applies to any
                     shares redeemed within
                     one year following
                     their purchase

Distribution Fee     None                       0.75% for first              None       0.75% each year
                                                eight years;
                                                Class B shares
                                                convert auto-
                                                matically to
                                                Class A shares
                                                after eight years

Service Fee          0.25% each year            0.25% each year              None       0.25% each year

Initial              Above described            4%                           None       1%
Commission           initial sales charge
Received by          less 0.25% to 0.50%
Selling              retained by
Dealers              Distributor
                     On investments of
                     $1 million or more,
                     0.25% to 1.00%
                     paid to dealer by
                     Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.



     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in a Fund.


     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.


     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.

     Only certain employee benefit plans and large institutions may make investments in Class C shares.


     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay additional sales compensation to its affiliate, MetLife Securities, Inc.



Class A Shares--Initial Sales Charges


Sales Charges



The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.




--------------------------------------------------------------
                          Sales        Sales
                         Charge        Charge
                         Paid by      Paid by        Dealer
      Dollar             Investor     Investor      Concession
     Amount of           As % of      As % of        As % of
     Purchase            Purchase     Net Asset     Purchase
    Transaction           Price        Value          Price
--------------------------------------------------------------
  Less than $100,000      4.50%        4.71%        4.00%
--------------------------------------------------------------
  $100,000 or above
  but less than
  $250,000                3.50%        3.63%        3.00%
--------------------------------------------------------------
  $250,000 or above
  but less than
  $500,000                2.50%        2.56%        2.00%
--------------------------------------------------------------
  $500,000 or above
  but less than
  $1 million              2.00%        2.04%        1.75%
--------------------------------------------------------------
  $1 million and                                       See
  above                      0%           0%        following
                                                    discussion
--------------------------------------------------------------


     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer a commission based on the aggregate of such sales as follows:



Amount of Sale                        Commission
--------------                        ----------
(a) $1 million to $3 million  ......   1.00%
(b) Next $2 million  ...............   0.50%
(c) Amount over $5 million .........   0.25%


     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.



Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.


Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.


Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.



Class B Shares--Contingent Deferred
 Sales Charges


Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:




                                               Contingent Deferred
                                                  Sales Charge
                                               As A Percentage Of
Redemption During                               Net Asset Value
-----------------                              ------------------
1st Year Since Purchase   ..................              5%
2nd Year Since Purchase   ..................              4
3rd Year Since Purchase   ..................              3
4th Year Since Purchase   ..................              3
5th Year Since Purchase   ..................              2
6th Year Since Purchase and Thereafter   ...           None


     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.


Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


     In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


     Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.


Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred

Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. The Fund uses one or more pricing services to value its portfolio securities. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. Assets for which quotations are readily available are valued as of the close of business on the valuation date. Securities for which there is no pricing service valuation or last reported sale price are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class      Service Fee        Distribution Fee
-------   -----------------   -----------------
  A             0.25%               None
  B             0.25%               0.75%
  C             None                None
  D             0.25%               0.75%


     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.


     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.


Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.


Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.


Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services-- Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.


Request By Check (Class A Shares Only)

Shareholders of Class A shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500 but not more than $100,000. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. There is currently no charge associated with redemption of shares by check. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.



     Shareholders can request the checkwriting privilege by completing the signature card which is part of the Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to Shareholder Services. Cancelled checks will be returned to shareholders at the end of each month.


     The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.



Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase


For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.


Additional Information


Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer

Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.


Shareholder Services


The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.

     The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

     (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

     (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

     (c) All income dividends and capital gains distributions in cash.

     (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege


Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.


     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.


Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.


     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.


Investment Plans

The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.


Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account, or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.



Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

 (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

 (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

 (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption- by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by- Wire Form requires a signature guarantee; and

 (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account for which such services have been authorized; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



Shareholder Account Inquiries:
 Please call 1-800-562-0032


Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Funds. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:

 Please call 1-800-562-0032



Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.


The Fund and Its Shares

The Fund was organized in 1985 as series of State Street Research Income Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is March 31.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignations would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.


     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


     The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan Life Insurance Company and are located at One Financial Center, Boston, Massachusetts 02111-2690.


     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.



     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.65% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     The Fund is managed by Bartlett R. Geer. Mr. Geer has managed the Fund since early 1987. Mr. Geer's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.


     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.


     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.



Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as the Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).



     Dividends from net investment income will be declared daily during each calendar month and paid after the end of the month; distributions of long-term and short-term capital gain net income will generally be made on an annual basis, shortly after the end of the fiscal year in which such gains are realized (or as otherwise required for compliance with applicable tax regulations), except to the extent that net short-term gains, if any, are included in the monthly income dividends for the purpose of stabilizing, to the extent possible, the amount of net monthly distributions as described below. Both dividends from net investment income and distributions of capital gain net income will be paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

     The Fund will provide its shareholders with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.


     The Fund has adopted distribution procedures which differ from those which have been customary for investment companies in general. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly as described above. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the Fund declared dividends in the exact amount of its daily net investment income.


     Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the Transfer Agent and excluding holders of shares redeemed on that day).


     Although not contemplated, it is possible that total distributions in a year could exceed the total of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes, because of technical accounting considerations and the distribution procedures described above, among other reasons. This excess would first be treated as a "return of capital" for federal income tax purposes and would reduce by its amount the shareholder's cost or other basis in his or her shares. After the shareholder's cost or other basis is reduced to zero, which is highly unlikely, the distribution will be treated as gain from the sale of the Fund shares.



     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether they are paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.

     Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.



Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit, to other financial alternatives and/or to appropriate indices, rankings or averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, Fortune Magazine, The Wall Street Journal, Investor's Daily, or Wiesenberger Mutual Fund Investment Report. For example, the performance of the Fund might be compared to the Lipper High Current Yield Fund category, First Boston High Yield Index, Lehman Corporate Bond Index, Salomon Brothers Mortgage PT Index, Shearson/Lehman Government Agency Index, S&P 500, U.S. Government securities, Merrill Lynch Treasury Index, Salomon Brothers High Yield Index and Consumer Price Index.


     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annualcompounded rate of return for a designated historical period that, as applied to a hypothetical $1,000 initial investment which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return would be calculated for the periods specified in applicable regulations and may be accompanied with nonstandard total return information for differing periods computed in the same manner with or without annualizing the total return or taking sales charges into account.


     The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

     The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased.

     The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield and, therefore, can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period.

     In evaluating the Fund's performance, consideration should be given to changes in the Fund's investment objective and policies effected in January 1994. Prior to that time the Fund's investment objective was "to seek a high level of current income by investing under normal conditions at least 65% of its total assets in fixed income securities rated at the time of purchase BBB, BB or B by S&P or Baa, Ba or B by Moody's or which are unrated but believed by the Investment Manager to be of comparable quality." The change in the investment objective, i.e. "to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities" enables the Fund's Investment Manager (i) to take into account, as a secondary consideration in selecting portfolio securities, their possible capital appreciation, (ii) to remove the percentage of the Fund's portfolio which, as a minimum, must be invested in fixed income securities included in the foregoing specific rating categories and (iii) to include within the scope of fixed income securities convertible debt securities and preferred stock. Further, the Fund's investment policy limiting the purchase of illiquid securities was changed from a fundamental policy to a nonfundamental policy and the Fund may now invest up to 15% (rather than up to 10%) in such securities.

     In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

     Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     In reviewing performance for the Fund, a number of factors should be considered. The price of lower rated, high yield, high risk securities can rise and fall substantially. A substantial decline can dramatically increase yields on these securities. The price declines reflect an expectation that many issuers of these securities will experience financial difficulties, among other things. Thus, significantly higher yields do not reflect the income stream investors can expect but rather the risk that their investment may lose a substantial portion of its value in a financial restructuring or default.

APPENDIX


Description of Debt/Bond Ratings


Standard & Poor's Corporation

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.


     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


     CI: The rating CI is reserved for income bonds on which no interest is being paid.


     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

STATE STREET RESEARCH
HIGH INCOME FUND
One Financial Center
Boston, MA 02111



INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111



DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111



SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032



CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110



LEGAL COUNSEL
Goodwin, Procter & Hoar, LLP
Exchange Place
Boston, MA 02109



INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110





[STATE STREET RESEARCH LOGO]





                             State Street Research

                                High Income Fund






                                 August 1, 1997


                              P R O S P E C T U S









HI-612D-897IBS            CONTROL NUMBER: 3988-970729(0898)SSR-LD

STATE STREET RESEARCH MANAGED ASSETS
Prospectus
August 1, 1997

     The investment objective of State Street Research Managed Assets (the "Fund") is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors:
Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents (as defined herein). Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

     Allocation of the Fund's assets among the different investment sectors will vary from time to time consistent with the short- and long-term investment outlook of the Fund's investment manager. No minimum or maximum percentage applies to the Fund's assets that may be invested in any of the investment sectors, and from time to time all of the Fund's assets could conceivably be invested in a single investment sector in the discretion of the Fund's investment manager. The four investment sectors described herein are broad in scope and to some extent may overlap. In the future, these sectors could be redefined or other sectors added to highlight a particular area of focus, such as foreign investments, which are included in each of the four presently identified sectors but not specifically delineated as a separate sector.

     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of May 31, 1997, the Investment Manager had assets of approximately $44.2 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.
     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated August 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

     The Fund is a diversified series of State Street Research Income Trust (the "Trust"), an open-end management investment company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                     Page
----------------------------------------------------------
Table of Expenses   .................................    2
Financial Highlights   ..............................    4
The Fund's Asset Allocation and Investments    ......    6
Other Investment Policies and Considerations   ......    9
Purchase of Shares  .................................   12
Redemption of Shares   ..............................   21
Shareholder Services   ..............................   23
The Fund and its Shares   ...........................   27
Management of the Fund ..............................   28
Dividends and Distributions; Taxes ..................   29
Calculation of Performance Data .....................   29
Appendix--Description of Debt/Bond Ratings  .........   31

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses
--------------------------------------------------------------------------------

                                                                        Class A       Class B      Class C     Class D
                                                                        -----------   ----------   ---------   --------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)   ...........................      4.5%          None       None         None
  Maximum Deferred Sales Charge (as a percentage of net asset
    value at time of purchase or redemption, whichever is lower).....      None(2)         5%       None           1%
  Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price)   ...........................      None          None       None         None
  Redemption Fees (as a percentage of amount redeemed,
    if applicable)   ................................................      None          None       None         None
  Exchange Fee    ...................................................      None          None       None         None

------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                                           Class A      Class B     Class C     Class D
                                                                           -------      -------     -------     -------
Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fees    ...................................................     0.75%        0.75%       0.75%       0.75%
  12b-1 Fees   .........................................................     0.25%        1.00%       None        1.00%
  Other Expenses  ......................................................     0.35%        0.35%       0.35%       0.35%
                                                                             ----         ----        ----        ----
    Total Fund Operating Expenses*  ....................................     1.35%        2.10%       1.10%       2.10%
                                                                             ====         ====        ====        ====

*The Fund has been advised that the Distributor and its affiliates may voluntarily assume some portion of fees or expenses relating to the Fund through August 31, 1997, which would have the effect of reducing Total Fund Operating Expenses until such date for each class of shares to the following levels:

Class A   Class B   Class C   Class D
 1.25%     2.10%     1.10%     2.10%

The Fund has not received any assurance that the subsidization will be received.



Example:

                                                                   1 Year     3 Years     5 Years     10 Years
                                                                   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:
 Class A shares ................................................   $58        $86         $116        $200
 Class B shares (1)   ..........................................   $71        $96         $133        $224
 Class C shares ................................................   $11        $35         $ 61        $134
 Class D shares ................................................   $31        $66         $113        $243
You would pay the following expenses on the same investment,
assuming no redemption:                                            1 Year     3 Years     5 Years     10 Years
                                                                   -------    --------    ---------   ---------
 Class B shares (1)   ..........................................   $21        $66         $113        $224
 Class D shares    .............................................   $21        $66         $113        $243

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.


The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended March 31, 1997 and the assumed discontinuation of a subsidy of expenses as of September 1, 1997, subject to requisite administrative action; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares-- Distribution Plan."
     For the fiscal year ended March 31, 1997, Total Fund Operating Expenses as a percentage of the average net assets of Class A, Class B, Class C and Class D shares, respectively, would have been 1.35%, 2.10%, 1.10% and 2.10% in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.10% for each class of shares of the Fund.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.



                                                                Class A
                                         ------------------------------------------------------
                                                          Year ended March 31
                                         ------------------------------------------------------
                                           1997***       1996***        1995          1994
                                         ------------- ------------ ------------- -------------
Net asset value, beginning of
 year ................................     $10.29         $8.76        $8.94            $8.94
Net investment income* ...............        .21           .23          .27              .22
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and
 forward contracts ...................       1.05          1.72         (.14)             .72
                                           ------        ------        -----            -----
 Total from investment
  operations .........................       1.26          1.95          .13              .94
                                           ------        ------        -----            -----
Dividends from net
 investment income ...................       (.28)         (.26)        (.17)            (.22)
Distributions from net
 realized gains ......................       (.87)         (.16)        (.14)            (.72)
                                           ------        ------        -----            -----
 Total distributions .................      (1.15)         (.42)        (.31)            (.94)
                                           ------        ------        -----            -----
Net asset value, end of year .........     $10.40        $10.29        $8.76            $8.94
                                           ======        ======        =====            =====
Total return .........................      12.49%+       22.55%+       1.52%+          10.96%+
Net assets at end of year
 (000s) ..............................   $244,348      $207,713     $181,358         $166,011
Ratio of operating expenses
 to average net assets* ..............       1.25%         1.25%        1.25%            1.25%
Ratio of net investment
 income to average net
 assets* .............................       2.02%         2.34%        3.11%            2.75%
Portfolio turnover rate ..............     108.41%       109.20%       89.58%          105.17%
Average commission rate@ .............    $0.0266            --           --               --
------------
*Reflects voluntary assumption of
 fees or expenses per share in
 each year ...........................      $0.01         $0.02        $0.03            $0.02



                                                                                        December 29, 1988
                                                                                         (Commencement of
                                                                                          Operations) to
                                           1993       1992       1991       1990          March 31, 1989
                                         ---------- ---------- ---------- ---------- --------------------------
Net asset value, beginning of
 year  .................................   $8.22      $7.61      $7.81      $7.60       $7.40
Net investment income*   ...............     .27        .37        .44        .46         .13
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and
 forward contracts .....................    1.01        .62       (.14)       .36         .19
                                           -----      -----      -----      -----       -----
 Total from investment
  operations    ........................    1.28        .99        .30        .82         .32
                                           -----      -----      -----      -----       -----
Dividends from net
 investment income .....................    (.25)      (.38)      (.41)      (.47)       (.12)
Distributions from net
 realized gains ........................    (.31)        --       (.09)      (.14)         --
                                           -----      -----      -----      -----       -----
 Total distributions  ..................    (.56)      (.38)      (.50)      (.61)       (.12)
                                           -----      -----      -----      -----       -----
Net asset value, end of year               $8.94      $8.22      $7.61      $7.81       $7.60
                                           =====      =====      =====      =====       =====
Total return ...........................   16.54%+    13.29%+     4.06%+    10.78%+      4.26%++
Net assets at end of year
 (000s)   .............................. $93,537    $78,483    $64,139    $56,267     $27,762
Ratio of operating expenses
 to average net assets*  ...............    1.25%      1.25%      1.25%      1.25%       1.25%[dbldag]
Ratio of net investment
 income to average net
 assets*  ..............................    3.26%      4.60%      5.78%      6.29%       7.37%[dbldag]
Portfolio turnover rate  ...............  142.86%     97.76%     68.08%     71.88%      34.57%
Average commission rate@   .                  --         --         --         --          --
------------
*Reflects voluntary assumption of fees
 or expenses per share in
 each year   ...........................   $0.02      $0.02      $0.02      $0.02       $0.01

[dbldag] Annualized.
     *** Per-share figures have been calculated using the average shares method.
       + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
       @ Average commission rate per share paid for security trades for fiscal years beginning on or after April 1, 1996.
--------------------------------------------------------------------------------

                                                                       Class B
                                          ------------------------------------------------------------------
                                                                 Year ended March 31
                                          ------------------------------------------------------------------
                                            1997***       1996***       1995               1994**
                                          ------------- ------------ ------------ --------------------------
Net asset value, beginning of year ......   $10.25        $8.74          $8.92            $8.78
Net investment income* ..................      .13          .15            .20              .16
Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts ......................     1.06         1.71           (.13)             .39
                                            ------       ------          -----            -----
 Total from investment operations .......     1.19         1.86            .07              .55
                                            ------       ------          -----            -----
Dividends from net investment income ....     (.20)        (.19)          (.11)            (.18)
Distributions from net realized gains ...     (.87)        (.16)          (.14)            (.23)
                                            ------       ------          -----            -----
 Total distributions ....................    (1.07)        (.35)          (.25)            (.41)
                                            ------       ------          -----            -----
Net asset value, end of year ............   $10.37       $10.25          $8.74            $8.92
                                            ======       ======          =====            =====
Total return ............................    11.76%+      21.48%+         0.82%+           6.26%++
Net assets at end of year (000s) ........ $251,518     $193,272       $152,251          $83,244
Ratio of operating expenses to average
 net assets* ............................     2.00%        2.00%         2.00%             2.00%[dbldag]
Ratio of net investment income to
 average net assets* ....................     1.27%        1.59%         2.38%             2.03%[dbldag]
Portfolio turnover rate .................   108.41%      109.20%        89.58%           105.17%
Average commission rate@ ................  $0.0266           --            --                --

*Reflects voluntary assumption of fees
 or expenses per share in each year .....    $0.01        $0.02         $0.03             $0.03



                                                               Class C
                                          -----------------------------------------------
                                                          Year ended March 31
                                          -----------------------------------------------
                                            1997***       1996***       1995       1994**
                                          ---------     ---------    ---------    -------
Net asset value, beginning of year    ...  $10.29        $8.77        $8.95        $8.78
Net investment income* ..................     .24          .25          .29          .21
Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts  .....................    1.05         1.71         (.14)         .43
                                           ------       ------        -----        -----
 Total from investment operations  ......    1.29         1.96          .15          .64
                                           ------       ------        -----        -----
Dividends from net investment income         (.31)        (.28)        (.19)        (.24)
Distributions from net realized gains ...    (.87)        (.16)        (.14)        (.23)
                                           ------       ------        -----        -----
 Total distributions   ..................   (1.18)        (.44)        (.33)        (.47)
                                           ------       ------        -----        -----
Net asset value, end of year    .........  $10.40       $10.29        $8.77        $8.95
                                           ======       ======        =====        =====
Total return  ...........................   12.77%+      22.70%+       1.77%+       7.27%++
Net assets at end of year (000s)   ...... $21,263      $19,548      $25,803      $21,434
Ratio of operating expenses to average
 net assets*  ...........................    1.00%        1.00%        1.00%        1.00%[dbldag]
Ratio of net investment income to
 average net assets*   ..................    2.26%        2.59%        3.37%        3.03%[dbldag]
Portfolio turnover rate   ...............  108.41%      109.20%       89.58%      105.17%
Average commission rate@  ............... $0.0266           --           --           --
------------
*Reflects voluntary assumption of fees
 or expenses per share in each year   ...   $0.01        $0.02        $0.03        $0.02


                                                                                    Class D
                                                                           --------------------------
                                                                              Year ended March 31
                                                                           --------------------------
                                                                             1997***       1996***
                                                                           ------------- ------------
Net asset value, beginning of year    ....................................    $10.27        $8.75
Net investment income* ...................................................       .13          .15
Net realized and unrealized gain (loss) on investments, foreign currency
 and forward contracts ...................................................      1.05         1.72
                                                                              ------       ------
 Total from investment operations  .......................................      1.18         1.87
                                                                              ------       ------
Dividends from net investment income  ....................................      (.20)        (.19)
Distributions from net realized gains ....................................      (.87)        (.16)
                                                                              ------       ------
 Total distributions   ...................................................     (1.07)        (.35)
                                                                              ------       ------
Net asset value, end of year    ..........................................    $10.38       $10.27
                                                                              ======       ======
Total return  ............................................................     11.64%+      21.54%+
Net assets at end of year (000s)   .......................................   $17,485      $13,061
Ratio of operating expenses to average net assets*   .....................      2.00%        2.00%
Ratio of net investment income to average net assets*   ..................      1.26%        1.60%
Portfolio turnover rate   ................................................    108.41%      109.20%
Average commission rate @    .............................................   $0.0266           --
------------
*Reflects voluntary assumption of fees or expenses per share in each year      $0.01        $0.02



                                                                              1995         1994**
                                                                            --------      -------
Net asset value, beginning of year    ....................................     $8.93        $8.78
Net investment income* ...................................................       .20          .16
Net realized and unrealized gain (loss) on investments, foreign currency
 and forward contracts ...................................................      (.13)         .40
                                                                               -----        -----
 Total from investment operations  .......................................       .07          .56
                                                                               -----        -----
Dividends from net investment income  ....................................      (.11)        (.18)
Distributions from net realized gains ....................................      (.14)        (.23)
                                                                               -----        -----
 Total distributions   ...................................................      (.25)        (.41)
                                                                               -----        -----
Net asset value, end of year    ..........................................     $8.75        $8.93
                                                                               =====        =====
Total return  ............................................................      0.82%+       6.31%++
Net assets at end of year (000s)   .......................................   $12,772       $7,117
Ratio of operating expenses to average net assets*   .....................      2.00%        2.00%[dbldag]
Ratio of net investment income to average net assets*   ..................      2.39%        2.03%[dbldag]
Portfolio turnover rate   ................................................     89.58%      105.17%
Average commission rate @    .............................................        --           --
------------
*Reflects voluntary assumption of fees or expenses per share in each year      $0.03        $0.03

    [dbldag] Annualized.
 ** June 1, 1993 (commencement of share class designations) to March 31, 1994. *** Per-share figures have been calculated using the average shares method.
  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
  @ Average commission rate per share paid for security trades for fiscal years beginning on or after April 1, 1996.
--------------------------------------------------------------------------------

The Fund's Asset Allocation and Investments
     The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. This investment objective cannot be changed without approval of the Fund's shareholders.

     To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents (as defined herein). Total return may include current income as well as capital appreciation. The Fund's investment policies, including the identification of investment sectors and the components thereof, may be changed by the Board of Trustees without shareholder approval. The Fund's ability to concentrate its investments within particular investment sectors or to hold all of its investments in a particular investment sector in the discretion of the Investment Manager may increase the risks to the Fund from adverse developments or conditions within a particular sector.


Asset Allocation

The Investment Manager believes that the timely reallocation of assets can enhance performance and reduce portfolio volatility. The Investment Manager will continuously monitor and change allocations of the Fund's assets based upon an evaluation of risks and potential total return, taking into consideration secular trends, economic cycles and market conditions, among other factors. Accordingly, the allocation of the Fund's assets among the different investment sectors will vary from time to time consistent with the Investment Manager's short- and long-term investment outlook. No minimum or maximum percentage applies to the Fund's assets that may be invested in any of the investment sectors. From time to time, all of the Fund's assets could conceivably be invested in a single investment sector in the discretion of the Investment Manager.

 The Fund has established specific investment sectors, i.e., Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents (as defined herein) to identify general investment areas into which the Fund will, from time to time, allocate its assets in varying proportions. The establishment of these sectors is not intended to isolate mutually exclusive categories of investment instruments. For instance, the Fixed Income Securities sector and the Equity Securities sector may both hold debt securities convertible into equity securities, while the Inflation Responsive Investments sector may hold instruments similar to those held in the other sectors. However, each sector will have a central focus: interest income and gains from debt financings for the Fixed Income Securities sector, capital appreciation for the Equity Securities sector, inflation hedging for the Inflation Responsive Investments sector and liquidity and defensiveness for the Cash & Cash Equivalents sector. Redefined or additional sectors, such as an international or global sector, may be established in the future if, in the discretion of the Investment Manager, circumstances warrant.

 Because the total return of the Fund may be comprised of varying amounts of current income and capital appreciation over time, the dividends paid by the Fund may vary substantially from period to period. Accordingly, the Fund encourages shareholders who wish to receive cash payments of a fixed amount with respect to their investments to reinvest all dividends and capital gains distributions in shares of the Fund, and to use the Systematic Withdrawal Plan to receive current cash payments from the Fund. See "Shareholder Services--Systematic Withdrawal Plan." Payments under the Systematic Withdrawal Plan may constitute, in whole or part, a return of the capital invested in the Fund.


Fixed Income Securities

The Fund may invest in fixed income or interest bearing securities of various maturities, including bonds, debentures, notes, preferred stocks and debt instruments convertible into common stock, issued by domestic or foreign corporations, partnerships or similar business entities, governments or municipalities ("Fixed Income Securities").

 The Fund will generally purchase Fixed Income Securities that are considered investment grade securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB major rating categories by Standard & Poor's Corporation ("S&P") or within the Aaa, Aa, A or

Baa major rating categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. The Fund, however, may also purchase lower quality debt securities rated at the time of purchase within the BB or B categories by S&P or Ba or B categories by Moody's or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is only rated by one rating agency, the Fund may invest on the basis of a higher rating derived from its own analysis. Fixed Income Securities rated within the BB or B categories by S&P or Ba or B categories by Moody's or unrated securities deemed by the Investment Manager to be of equivalent quality are considered to be below investment grade, generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such lower quality securities could comprise the entire allocation of assets to the Fixed Income Securities sector at a particular point in time, but in no event will they comprise more than 25% of the Fund's total assets at the time of purchase. In selecting Fixed Income Securities, the Investment Manager considers both its own credit analysis and the ratings of S&P and Moody's. Fixed Income Securities may include both taxable and nontaxable fixed income investments. For further information concerning the ratings of Fixed Income Securities, see the Appendix.


 For the fiscal year ended March 31, 1997, the percentage of the Fund's total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 14% AAA, 3% AA, 2% A, 1% BBB, 1% BB, and 6% B as determined on a dollar weighted basis, comprising 27% of total investments. Of these bonds, 96% were rated by a nationally recognized statistical rating organization and 4% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings, as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.


 In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.


     Fixed Income Securities may include zero coupon securities, which pay no cash income for all or a portion of their term but are purchased at a discount from their value at maturity. Their return consists of the amortization of discount between their purchase price and their maturity value, plus any fixed rate interest income. Fixed Income Securities also include mortgage-related securities and asset-backed securities. Mortgage-related securities represent interests in pools of mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Other mortgage-related securities, such as collateralized mortgage obligations ("CMO's") are offered in the form of senior or subordinated interests in the interest and/or principal payments on a pool of mortgages. Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.


     Fixed Income Securities also include custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS").

Equity Securities

The Fund may invest in domestic and foreign common stocks, preferred stocks, debt securities and warrants convertible into or carrying the right to acquire common stock and depositary receipts in respect of the foregoing ("Equity Securities"). The Fund may invest in the Equity Securities of a broad spectrum of both large and small capitalization companies. These may include Equity Securities of companies with above-average prospects for long-term growth and more cyclical or lesser growing companies when these securities are considered by the Investment Manager to be undervalued. The Fund anticipates that a majority of the Equity Securities in which it will invest will be listed on a major securities exchange or included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system. The Fund does not presently expect unlisted securities or over-the-counter securities which are not on NASDAQ to be a substantial portion of the Equity Securities sector, although no limitation applies to such securities.


Inflation Responsive Investments

The Fund may invest in Equity Securities, Cash & Cash Equivalents and other domestic and foreign investments which the Investment Manager believes may offer appreciation potential and/or serve to hedge invested capital against erosion of the purchasing power of the U.S. dollar ("Inflation Responsive Investments"). Inflation Responsive Investments may include the securities of companies engaged in the extraction and/or processing of gold and other precious metals, raw materials and petroleum and other sources of energy; securities which are secured by real estate or securities of companies which own or invest or deal in real estate (including limited partnership interests and securities issued by real estate investment trusts ("REITs")); securities denominated in foreign currencies; securities directly or indirectly indexed in value to the value of real assets (for example, gold or oil) or to the value of foreign currencies, including commercial paper and short-term obligations; and foreign currencies. Certain instruments constituting Inflation Responsive Investments may qualify for inclusion in other investment sectors. They will be deemed part of the Inflation Responsive Investments sector, however, when in the view of the Investment Manager their predominant investment attribute is the potential to hedge invested capital against erosion of the purchasing power of the U.S. dollar. For example, the stock of a company engaged in the extraction of gold could be included in the Inflation Responsive Investments sector because of its potential to appreciate immediately in response to accelerating inflation, even though it may also be a candidate for the Equity Securities sector because of its longer term earnings potential. The Fund will accordingly allocate investments to and from the Inflation Responsive Investments sector as circumstances warrant.

     The Fund may invest up to 10% of its total assets directly in commodities such as precious and other metals, minerals and agricultural goods. For example, the Fund may acquire interests in gold, silver, platinum and palladium by buying bullion or certificates, receipts or contracts representing ownership interests in such precious metals and gold, silver and platinum coins or medallions. Similarly, the Fund may trade in options, futures and related instruments based on the Commodity Research Bureau Futures Price Index, which represents a diverse selection of commodities including, among others, copper, oil and grains. As further described under "Other Investment Policies and Considerations," investments in commodities and commodity-related options, futures and instruments may involve risks not associated with other types of instruments.


Cash & Cash Equivalents

The Fund may invest in cash, short-term debt or money market securities, such as repurchase agreements, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances, corporate commercial paper rated within categories not lower than A by S&P or Prime by Moody's (or unrated commercial paper issued by a corporation having an outstanding long-term unsecured debt issue rated at least A by S&P or Moody's) and similar domestic or foreign instruments ("Cash & Cash Equivalents"). The Fund will purchase Cash & Cash Equivalents for defensive purposes, to maintain liquidity or to obtain total return when other investment alternatives are relatively less attractive for the Fund as a whole. The Fund could hold virtually all of its assets in Cash & Cash Equivalents from time to time, subject to applicable diversification and concentration limitations as described under "Other Investment Policies and Considerations--Investment Limitations and Practices."


Other Investment Policies and Considerations


Other Investment Practices
The Fund may buy and sell options, futures contracts and options on futures contracts on securities, securities indices and precious metals and other commodities (if available), and enter into closing transactions with respect to each of the foregoing under circumstances in which such techniques are expected by the Investment Manager to aid in achieving the investment objective of the Fund. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

     The Fund may invest in restricted securities in accordance with Rule 144A, under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

     The Fund may purchase securities on a "when-issued," forward commitment or delayed delivery basis and invest up to 30% of its total assets in repurchase agreements, subject to certain limitations. See the Statement of Additional Information.


     The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in quality short-term unaffiliated mutual funds, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, among similar investments.
The investing of cash collateral received from loaning portfolio securities involves leverage, which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


     The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.


Risk Factors and Special Considerations


Value of Shares and Assets
The value of the Fund's investments (and accordingly the net asset value of its shares) will be subject to fluctuation in response to a variety of economic, political and other factors. For example, the Fund's holdings of Inflation Responsive Investments such as gold stocks and gold (to which the value of some of the Fund's investments may be indexed) could be adversely affected by circumstances such as currency revaluations, economic conditions, social conditions within a country (particularly South Africa, the world's largest producer of gold), trade imbalances and trade and currency restrictions. The prices of oil stocks and the price of oil (to which the value of some of the Fund's investments may be indexed) may be similarly affected by unpredictable circumstances such as social, political or military disturbances in or near oil producing countries or oil shipping or pipeline routes, the policies of various governments and the Organization of Petroleum Exporting Countries ("OPEC"), an organization of major oil producing countries, the discovery of new reserves and the development of new techniques for producing, refining and transporting oil, gas and related products, energy conservation and the development of alternative energy sources.


Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars. Finally, to the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets.

Currency Transactions

In order to protect against the effects of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions, with whom the Investment Manager has done substantial business in the past. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


Equity Securities

Although the Fund anticipates that a substantial portion of the Equity Securities in which it will invest will be listed on a major securities exchange, it reserves the right to invest without limitation in Equity Securities that are unlisted or traded over-the-counter. The issuers of such Equity Securities may be limited in product lines, markets and financial resources and may be dependent on entrepreneurial management. The Equity Securities of less seasoned companies may have limited marketability and may be subject to more abrupt or erratic market movements over time, both up and down, than securities of larger, more seasoned companies or the market as a whole. Smaller, growing companies also typically reinvest most of their net income in the enterprise and typically do not pay dividends.


Fixed Income Securities

Lower rated high yield, high risk securities (i.e., bonds rated within the BB category or lower by S&P or Ba category or lower by Moody's or equivalent as determined by the Investment Manager), commonly known as "junk bonds," of the type in which the Fund invests may be subject to greater market price fluctuations than lower yielding, higher rated debt securities. Credit ratings do not reflect this market risk and may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Additional risks of such securities include limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund and limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets. See "Additional Information Concerning Investment Sectors--Risk Factors of Lower Quality Fixed Income Securities" in the Statement of Additional Information.


Commodities

By making investments in commodities and commodity-related options, futures and indices as described herein, the Fund may risk failing to qualify in a particular year as a regulated investment company under the Internal Revenue Code, although the Investment Manager intends to manage the portfolio with a view to minimizing such risk. By the same token, the Fund's intention to qualify as a regulated investment company could limit the extent of the Fund's investments in commodities and commodity-related options, futures and indices. See the Statement of Additional Information. In the event the Fund failed to qualify as a regulated investment company under the Internal Revenue Code in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code. The primary effects of losing this tax status would be that the Fund would then owe taxes on its net income for that year, and the shareholders, if they received a dividend, might receive a return of capital that would reduce the basis of their shares of the Fund.

Investment Limitations and Practices

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

     Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry. The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.

     Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.

     For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

     During periods when the Investment Manager deems it advisable, the Fund may engage in active trading of portfolio investments. Increases in the rate of portfolio turnover will result in increased transaction costs for the Fund and may result in an increase in the realization of short-term capital gains.

     The Investment Manager also manages the assets of other funds which, in seeking to achieve their investment objectives, may hold similar investments to those held by the Fund and trade in the same markets as the Fund. It is also possible that a particular investment may be held by more than one fund when the Investment Manager determines that holding such investment is in the best interests of each fund and the investment meets the differing investment objectives of each fund.

--------------------------------------------------------------------------------
    Information on the Purchase of Shares, Redemption of Shares and
    Shareholder Services is set forth on pages 12 to 27 below.
--------------------------------------------------------------------------------
    The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

--------------------------------------------------------------------------------

Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.


By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

    ABA #011000028
    State Street Bank and Trust Company
    Boston, MA
    BNF = State Street Research Managed Assets and class of shares
          (A, B, C or D)
    AC  = 99029761
    OBI = Shareholder Name
          Shareholder Account Number
          Control #K (assigned by State Street
            Research Shareholder Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment


                           Class of Shares
                   -------------------------------
                      A        B      C      D
                   -------- -------- ----- -------
Minimum Initial Investment
 By Wire           $5,000   $5,000   (a)   $5,000
 IRAs              $2,000   $2,000   (a)   $2,000
 By Investamatic   $1,000   $1,000   (a)   $1,000
 All Other         $2,500   $2,500   (a)   $2,500
Minimum Subsequent Investment
 By Wire           $5,000   $5,000   (a)   $5,000
 IRAs              $   50   $   50   (a)   $   50
 By Investamatic   $   50   $   50   (a)   $   50
 All Other         $   50   $   50   (a)   $   50

(a) Special conditions apply; contact the Distributor.


The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                           CLASS A                 CLASS B            CLASS C        CLASS D
                     ----------------------   ---------------------   ---------   ----------------
Sales Charges        Initial sales charge     Contingent               None       Contingent
                     at time of               deferred sales                      deferred sales
                     investment of up to      charge of 5% to                     charge of 1%
                     4.5 % depending on       2% applies to any                   applies to any
                     amount of                shares redeemed                     shares redeemed
                     investment               within first five                   within one year
                                              years following                     following their
                                              their purchase; no                  purchase
                                              contingent deferred
                                              sales charge after
                                              five years
                     On investments of
                     $1 million or
                     more, no initial
                     sales charge; but
                     contingent deferred
                     sales charge of 1%
                     applies to any
                     shares redeemed
                     within one year
                     following their
                     purchase

Distribution Fee     None                     0.75% for first          None       0.75% each year
                                              eight years; Class
                                              B shares convert
                                              automatically to
                                              Class A shares
                                              after eight years

Service Fee          0.25% each year          0.25% each year          None       0.25% each year

Initial              Above described          4%                       None       1%
Commission           initial sales charge
Received by          less 0.25% to
Selling              0.50% retained by
Dealer               Distributor

                     On investments of
                     $1 million or
                     more, 0.25% to 1%
                     paid to dealer by
                     Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.


     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Only certain employee benefit plans and large institutions may make investments in Class C shares.

     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay additional sales compensation to its affiliate, MetLife Securities, Inc.


Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is by the Distributor to the dealer responsible for the sale.



-----------------------------------------------------------
                         Sales      Sales
                        Charge      Charge
                        Paid by    Paid by       Dealer
                       Investor    Investor    Concession
    Dollar Amount       As % of    As % of      As % of
     of Purchase       Purchase   Net Asset     Purchase
     Transaction         Price      Value        Price
-----------------------------------------------------------
  Less than $100,000     4.50%      4.71%         4.00%
-----------------------------------------------------------
  $100,000 or above
  but less than
  $250,000               3.50%      3.63%         3.00%
-----------------------------------------------------------
  $250,000 or above
  but less than
  $500,000               2.50%      2.56%         2.00%
-----------------------------------------------------------
  $500,000 or above
  but less than
  $1 million             2.00%      2.04%         1.75%
-----------------------------------------------------------
  $1 million and                              See following
  above                     0%         0%      discussion
-----------------------------------------------------------

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:



Amount of Sale                   Commission
--------------                   -----------
(a) $1 million to $3 million      1.00%
(b) Next $2 million               0.50%
(c) Amount over $5 million        0.25%

     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.


Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.


Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred
 Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon certain redemptions of Class B shares as described below.

     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                            Contingent Deferred Sales
                            Charge As A Percentage Of
  Redemption During             Net Asset Value
-------------------------   ---------------------------
1st Year Since Purchase               5%
2nd Year Since Purchase               4
3rd Year Since Purchase               3
4th Year Since Purchase               3
5th Year Since Purchase               2
6th Year Since Purchase
 and Thereafter                       None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.


Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

     In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.

     Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.


Class D Shares--Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Net Asset Value


The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


Distribution Plan


The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class     Service Fee     Distribution Fee
-----     -----------     ----------------
  A         0.25%              None
  B         0.25%             0.75%
  C          None              None
  D         0.25%             0.75%

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal service and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.


     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.



Redemption of Shares


Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares -- Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.


Methods of Redemption


Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By
Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares -- Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services -- Telephone Services" for a discussion of the conditions and possible risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services -- Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.


Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate of $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.



Shareholder Services


The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued. Certificates representing Class A or Class C shares will not be issued unless specifically requested in writing and in any case will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.


     The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

    (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

    (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

    (c) All income dividends and capital gains distributions in cash.

    (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for shares of the Fund with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest any portion or all of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.


     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.


Investment Plans

The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.


Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.


Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distri-butions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account for which such services have been authorized; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:

 Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.



The Fund and its Shares


The Fund was organized in 1988 as an additional series of State Street Research Income Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is March 31.


     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.


     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


     Shares of the Fund have equal dividend, redemption and liquidation rights and when issued are fully paid and nonassessable by the Trust. Each share has one vote (with proportionate voting for fractional shares) irrespective of net asset value.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan Life Insurance Company and are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. Such fee is higher than advisory fees paid by many other investment companies but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage the Fund in light of its investment objective and policies. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     Peter C. Bennett is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bennett has managed the Fund since December 1996.

Mr. Bennett's principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer -- Equities and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of the Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of the Fund and has delegated purchase and sale authority for defined portions of the portfolio to other officers of the Investment Manager. The team members focus on different investment areas within the Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.


Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     The Fund declares dividends from net investment income quarterly and pays such dividends, if any, four times each year; distributions of long-term and short-term capital gain net income will generally be made on an annual basis, shortly after the end of the fiscal year in which such gains are realized (or as otherwise required for compliance with applicable tax regulations). Both dividends from net investment income and distributions of capital gain net income will be declared and paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.

     Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.


Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit, to other financial alternatives and/or to appropriate indices, rankings or averages such as those compiled by Lipper Analytical Services, Inc. for the Flexible Portfolio Funds category, Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal, Fortune Magazine, Investor's Daily or Wiesenberger Mutual Funds Investment Report.

     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return would be calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner with or without annualizing the total return or taking sales charges into account.

     The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the maximum offering price per share on the last day of such period and annualizing the result.

     The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased.

     The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

     Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

APPENDIX


Description of Debt/Bond Ratings


Standard & Poor's Corporation

 AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

 Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

[COVER]

STATE STREET RESEARCH
MANAGED ASSETS
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar, LLP
Exchange Place
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110





[STATE STREET RESEARCH LOGO]





                             State Street Research

                                 Managed Assets





                                 August 1, 1997


                              P R O S P E C T U S





MA-613D-897IBS            CONTROL NUMBER: 3989-970729(0898)SSR-LD

                     STATE STREET RESEARCH HIGH INCOME FUND


                                   a series of

                       STATE STREET RESEARCH INCOME TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 1997

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS................................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...............................13

TRUSTEES AND OFFICERS.........................................................16

INVESTMENT ADVISORY SERVICES..................................................21

PURCHASE AND REDEMPTION OF SHARES.............................................22

NET ASSET VALUE...............................................................24

PORTFOLIO TRANSACTIONS........................................................25

CERTAIN TAX MATTERS...........................................................28

DISTRIBUTION OF SHARES OF THE FUND............................................30

CALCULATION OF PERFORMANCE DATA...............................................33

CUSTODIAN.....................................................................38

INDEPENDENT ACCOUNTANTS.......................................................38

FINANCIAL STATEMENTS..........................................................38

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research High Income Fund (the "Fund") dated August 1, 1997, which may be obtained without charge from the offices of State Street Research Income Trust ("the Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285G-970829(0998)SSR-LD                           HI-879D-897

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Other Investment Policies" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is, except as noted, the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4)      not to purchase or sell real estate in fee simple;

         (5) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto);

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (7) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

         (9) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions may be changed with respect to the Fund by a vote of a majority of the Trustees. Under these restrictions, it is, except as noted, the Fund's policy:

         (1) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (2) not to make an investment in warrants, valued at the lower of cost or market, which causes the Fund to own, at the time of such investment, warrants in excess of 5% of the Fund's net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (3) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to purchase for or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (7) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (8) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & ManagemenT Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.



         Futures contracts will be executed primarily (a) to establish a short position, and thus to protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an unexpected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, permissible assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.


Options on Securities
---------------------

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a debt security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices
-----------------------------

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or future contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its position that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts
----------------------------

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy
----------------

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity
-----------------------------------------------------


         The Fund will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.


         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in financial futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements
---------------------

         The Fund may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

When-Issued Securities
----------------------

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Swap Arrangements
-----------------

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would right offset one another, with a fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith for the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with the established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty of if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Restricted Securities
---------------------


         Subject to finalization of implementation steps, the Fund's policy is to not make an investment in restricted securities, including Rule 144A and other restricted securities if as a result more than 50% of its total assets are invested in such securities provided not more than 10% of its total assets are invested in non-Rule 144A restricted securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are still developing; depending on the development of such markets, such Rule 144A securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.


         Restricted securities which are not resalable under Rule 144A can be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.


Foreign Investments
-------------------

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions
---------------------

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Industry Classifications
------------------------


         In determining how much of the portfolio is invested in a given private industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables includes private pools of nongovernment backed mortgages.



Aerospace                                    Grocery
Airline                                      Healthcare & Hospital Management
Asset-backed--Mortgages                      Hospital Supply
Asset-backed--Credit Card Receivables        Hotel & Restaurant
Automotive                                   Insurance
Automotive Parts                             Machinery
Bank                                         Media
Building                                     Metal & Mining
Business Service                             Office Equipment
Cable                                        Oil Production
Capital Goods & Equipment                    Oil Refining & Marketing
Chemical                                     Oil Service
Computer Software & Service                  Paper Products
Conglomerate                                 Personal Care
Consumer Goods & Services                    Photography
Container                                    Plastics
Cosmetics                                    Printing & Publishing
Diversified                                  Railroad
Drug                                         Real Estate & Building
Electric                                     Recreation
Electrical Equipment                         Retail Trade
Electronic Components                        Savings & Loan
Electronic Equipment                         Shipping & Transportation
Entertainment                                Technology & Communications
Financial Service                            Telephone
Food & Beverage                              Textile & Apparel
Forest Products                              Tobacco
Gaming & Lodging                             Truckers
Gas                                          Trust Certificates--Government
Gas Transmission                               Related Lending

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective status or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.



         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


         Information concerning corporate bond and debenture ratings of S&P and Moody's appears in the Appendix to the Fund's Prospectus. In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.


                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcom T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.


-----------------
* or + See footnotes on page 18

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109 serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.


-----------------
* or + See footnotes on page 18

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.


------------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc.
         and Metropolitan Series Fund, Inc.

         As of May 31, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                          Shareholder                                     %
                          -----------                                   ----

Class B           Merrill Lynch                                         16.5

Class C           Chase Manhattan Bank                                  32.5
                  Andover Newton Theological School                     10.2

Class D           Merrill Lynch                                         36.6


         The full name and address of each of the above persons or entities are as follows:


Andover Newton Theological School
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts 02111

Chase Manhattan Bank, N.A. (a) (b)
770 Broadway
New York, New York  10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York 10080

--------------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

         As of May 31, 1997, the Trustees and principal officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.


         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.


         The Trustees were compensated as follows:

--------------------------------------------------------------------------------
                                                  Total
                                              Compensation
                              Aggregate      From Trust and
        Name of             Compensation      Complex Paid
        Trustee             From Trust(a)    to Trustees(b)


Steve A. Garban            $    930           $   34,750
Malcom T. Hopkins          $    930           $   34,750
Edward M. Lamont           $  8,000           $   59,375
Robert A. Lawrence         $  8,000           $   92,125
Dean O. Morton             $  8,600           $   96,125
Thomas L. Phillips         $  8,200           $   59,375
Toby Rosenblatt            $  8,000           $   59,375
Michael S. Scott Morton    $  9,000           $  100,325
Ralph F. Verni             $      0           $        0
Jeptha H. Wade             $  8,600           $   63,375
--------------------------------------------------------------------------------

(a) For the Fund's fiscal year ended March 31, 1997. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex" is for 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company.


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day said Exchange is open for trading, at the annual rate of 0.65% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1995, 1996 and 1997, the investment advisory fee for the Fund was $4,696,647, $5,199,204, and $5,911,041 respectively.





         The Advisory Agreement provides that it will continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained reflects fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover
------------------


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended March 31, 1996 and 1997 were 56.47% and 81.75%, respectively. The Investment Manager believes the portfolio turnover rate for the fiscal year ended March 31, 1997 was significantly higher because among other things, a change in portfolio structure to increase the relative weighting of convertible bonds compared to other securities. The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus.


Brokerage Allocation
--------------------

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.



         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.




         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.



         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the fiscal years ended March 31, 1995, 1996 and 1997, amounted to $56,055, $131,397 and
$262,173, respectively. The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended March 31, 1997 was significantly higher than during the previous year because of increased portfolio turnover. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- In General
--------------------------------------------------

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments
-------------------------------------------------

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders
---------------------------------------

         Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Income Trust is currently comprised of the following series: State Street Research High Income Fund and State Street Research Managed Assets. The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may allow all or portions of such sales charges as concessions to dealers. For the fiscal years ended March 31, 1995, 1996 and 1997, total sales charges on Class A shares paid to the Distributor amounted to $3,774,724, $2,741,302 and $2,477,538, respectively. For the same periods,
$447,617, $268,551 and $294,695, respectively, was retained by the Distributor after reallowance of concessions to dealers. The Distributor may also pay its affiliate, MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Funds and paid initial commissions to securities dealers for sales of such shares as follows:

                        Fiscal Year Ended                  Fiscal Year Ended              Fiscal Year Ended
                          March 31, 1997                     March 31, 1996                 March 31, 1995
                 -------------------------------   -------------------------------   -------------------------------
                   Contingent                        Contingent                       Contingent
                    Deferred       Commissions        Deferred       Commissions        Deferred      Commissions
                 Sales Charges   Paid to Dealers   Sales Charges   Paid to Dealers   Sales Charges   Paid to Dealers
                 -------------   ---------------   -------------   ---------------   -------------   ---------------

     Class A        $      0        $2,182,843        $      0        $2,472,751        $  1,238        $3,327,107
     Class B        $493,705        $3,153,798        $734,173        $2,802,176        $274,749        $2,315,926
     Class D        $ 61,492        $  140,483        $  4,449        $  100,380        $  2,188        $   49,802



         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal service and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.


         During the fiscal year ended March 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                            Class A           Class B            Class D
                                                            -------           -------            -------
         Advertising                                    $           0      $           0       $         0

         Printing and mailing of prospectuses
           to other than current shareholders                       0                  0                 0

         Compensation to dealers                            1,649,935          2,236,399           207,441

         Compensation to sales personnel                            0                  0                 0

         Interest                                                   0                  0                 0

         Carrying or other
           financing charges                                        0                  0                 0

         Other expenses:  marketing; general                        0                  0                 0
                                                        --------------     -------------       -----------
         Total fees                                     $    1,649,935     $   2,236,399       $   207,441
                                                        ==============     =============       ===========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data reflects Rule 12b-1 fees and sales charges, where applicable as set forth below:

                                    Rule 12b-1 Fees                                  Sales Charges
                 -------------------------------------------------     -----------------------------------------
                 Current
Class            Amount                 Period
-----            ------                 ------

   A             0.25%           Since commencement of                 Maximum 4.5% sales charge reflected
                                 operations to present

   B             1.00%           0.25% until June 1, 1993;             1- and 5-year periods reflect a 5% and a
                                 1% June 1, 1993 to present;           2% contingent deferred sales charge,
                                 fee will reduce performance           respectively
                                 for periods after June 1, 1993

   C                None         0.25% until June 1, 1993;             None
                                 0% thereafter

   D             1.00%           0.25% until June 1, 1993;             1-year period reflects a 1% contingent
                                 1% June 1, 1993 to present;           deferred sales charge
                                 fee will reduce performance
                                 for periods after June 1, 1993

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


         The standard total return of each class of shares of the Fund was as follows:

                   Ten Years              Five Years                One Year
                     Ended                   Ended                   Ended
                March 31, 1997          March 31, 1997           March 31,1997
                --------------          --------------           -------------

Class A               9.06%                  10.48%                   5.34%
Class B               9.21%                  10.52%                   4.35%
Class C               9.63%                  11.63%                  10.63%
Class D               9.22%                  10.81%                   8.52%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                  P(1+T)n = ERV

Where:            P   = a hypothetical initial payment of $1,000

                  T   = average annual total return

                  n   = number of years

                  ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.


Yield


         The annualized yield of each class of shares of the Fund based on the month of March 1997 was as follows:

         Class A           7.60%
         Class B           7.22%
         Class C           8.27%
         Class D           7.20%


         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       --
                                       cd

Where     a = dividends and interest earned during the period

          b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses
----------------

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return
----------------------------


     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended March 31, 1997 without taking sales charges into account, were as follows:

                Class A                             2.37%
                Class B                             2.00%
                Class C                             2.50%
                Class D                             1.99%


Distribution Rates
------------------

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rates of the Fund, based on the month of March 1997, were as follows:

                Class A                             8.30%
                Class B                             7.95%
                Class C                             8.99%
                Class D                             7.93%



                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.


                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended March 31, 1997.



DOCSC\518443.3

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 1997

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
BONDS 74.2%
Aerospace/Defense 1.5%
Dyncorp Inc. Sr. Sub. Note, 9.50%+                   $ 2,250,000     3/01/2007    $ 2,193,750
Haynes International Inc. Sr. Note, 11.625%            5,240,000     9/01/2004      5,502,000
Ladish Company, Inc. Sr. Sub. Sec. Note, 12.00%++        199,732    12/22/2000        213,234
Ladish Inc. Sr. Sub. Note, 12.00%++**@                   975,550    12/22/2000        908,530
Wyman-Gordon Co. Sr. Note, 10.75%                      5,390,000     3/15/2003      5,740,350
                                                                                 --------------
                                                                                   14,557,864
                                                                                 --------------
Airlines 1.3%
CHC Helicopter Corp. Sr. Sub. Note, 11.50%            11,700,000     7/15/2002     12,051,000
                                                                                 --------------
Automotive Parts 0.2%
Exide Corp. Sr. Note, 10.00%                           2,250,000     4/15/2005      2,250,000
                                                                                 --------------
Cable Television 5.2%
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity            15,685,372     6/15/2004      5,333,027
American Telecasting Inc. Sr. Note Series B, 0.00%
  to 8/14/2000, 14.50% from 8/15/2000 to maturity      4,545,000     8/15/2005      1,386,225
Intermedia Capital Partners LP Sr. Note, 11.25%        6,250,000     8/01/2006      6,375,000
Marcus Cable Co. L.P. Sr. Deb., 11.875%                6,500,000    10/01/2005      6,760,000
Marcus Cable Co. L.P. Sr. Note, 0.00% to 6/14/2000,
  14.25% from 6/15/2000 to maturity                   19,750,000    12/15/2005     13,627,500
Telewest Communications PLC Sr. Deb., 9.625%           2,000,000    10/01/2006      1,940,000
Wireless One Inc. Sr. Disc. Note, 13.00%              10,950,000    10/15/2003      7,117,500
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity                    27,250,000     8/01/2006      7,357,500
                                                                                 --------------
                                                                                   49,896,752
                                                                                 --------------
Capital Goods/Equipment 4.3%
Celestica International Inc. Sr. Sub. Note, 10.50%+    1,750,000    12/31/2006      1,837,500

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Capital Goods/Equipment (cont'd)

Chatwins Group Inc. Sr. Exch. Note, 13.00%           $ 6,250,000     5/01/2003    $ 5,812,500
ICF International Inc. Sr. Sub. Note, 13.00%          10,250,000     6/30/1996      9,686,250
Intertek Financial Corp. Sr. Sub. Note, 10.25%+        9,000,000    11/01/2006      9,270,000
Tokheim Corp. Sr. Sub. Note Series B, 11.50%          10,500,000     8/01/2006     11,235,000
Tracor Inc. Sr. Sub. Note, 8.50%+                      3,250,000     3/01/2007      3,120,000
                                                                                 --------------
                                                                                   40,961,250
                                                                                 --------------
Conglomerate 0.9%
Alvey Systems Inc. Sr. Sub. Note, 11.375%              7,375,000     1/31/2003      7,670,000
Axia Inc. Sr. Sub. Note Series B, 11.00%                 750,000     3/15/2001        765,000
                                                                                 --------------
                                                                                    8,435,000
                                                                                 --------------
Consumer Goods & Services 3.0%
Anchor Advanced Products Inc. Sr. Note, 11.75%+        3,000,000     4/01/2004      3,037,500
La Petite Holdings Corp. Sr. Sec. Notes, 9.625%       10,750,000     8/01/2001     10,535,000
Norcal Waste Systems Inc. Sr. Note Series B, 13.00%
  to 5/14/97, 13.25% from 5/15/97 to 11/14/97,
  13.50% from 11/15/97 to maturity                     7,940,000    11/15/2005      8,734,000
Renaissance Cosmetics Inc. Sr. Note, 11.75%+           1,000,000     2/15/2004      1,005,000
Rose Hills Acquisition Corp. Sr. Sub. Note, 9.50%+     4,750,000    11/15/2004      4,797,500
                                                                                 --------------
                                                                                   28,109,000
                                                                                 --------------
Electric Utility 0.2%
Calpine Corp. Sr. Note, 9.25%                          2,000,000     2/01/2004      2,000,000
                                                                                 --------------
Entertainment/Leisure 2.5%
Coleman Worldwide Corp. Sr. Sec. Liquid Yield
  Option Note, 0.00%                                  65,000,000     5/27/2013     18,850,000
Premier Parks Inc. Sr. Note Series A, 12.00%           3,300,000     8/15/2003      3,630,000
Premier Parks Inc. Sr. Note, 9.75%                     1,000,000     1/15/2007      1,015,000
                                                                                 --------------
                                                                                   23,495,000
                                                                                 --------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Food & Beverage 0.8%
Cafeteria Operators L.P. Sr. Sec. Note, 12.00%       $ 8,082,980    12/31/2001    $ 7,759,661
                                                                                 --------------
Gaming & Lodging 0.5%
Belle Casinos Inc. First Mortgage Note, 12.00%+***       700,000    10/15/2000        266,000
Mohegan Tribal Gaming Authority Sr. Sec. Notes
  Series B, 13.50%                                     3,000,000    11/15/2002      3,870,000
Treasure Bay Gaming and Resorts, Inc. First
  Mortgage Units, 12.25%+***                           1,000,000    11/15/2000        200,000
                                                                                 --------------
                                                                                    4,336,000
                                                                                 --------------
Grocery 2.5%
Electronic Retailing Systems International, Inc.
  Unit, 13.25%+                                        1,500,000     2/01/2004      1,012,500
Grand Union Co. Sr. Sub. Note, 12.00%                 13,000,000     9/01/2004     12,772,500
Pathmark Stores Inc. Sub. Note, 11.625%                3,750,000     6/15/2002      3,871,875
Ralphs Grocery Co. Sr. Sub. Note, 13.75%               2,500,000     6/15/2005      2,675,000
Safeway Inc. Lease Certificate, 13.50%                    90,123     1/15/2009        126,623
Star Market Inc. Sr. Sub. Note, 13.00%                 2,500,000    11/01/2004      2,800,000
Victory Markets Inc. Sub. Deb., 12.50%***                925,000     3/15/2000         46,250
                                                                                 --------------
                                                                                   23,304,748
                                                                                 --------------
Hospital/Health Care 1.8%
Dade International Inc. Sr. Sub. Note, 11.125%         4,000,000     5/01/2006      4,510,000
Healthsource Inc. Sub. Cv. Note, 5.00%                 2,000,000     3/01/2003      1,962,500
Owens & Minor Inc. Sr. Sub. Note, 10.875%              1,875,000     6/01/2006      2,020,313
Quest Diagnostics Inc. Sr. Sub. Note, 10.75%           5,250,000    12/15/2006      5,407,500
Theratx, Inc. Cv. Sub. Deb., 8.00%                     3,000,000     2/01/2002      2,902,500
                                                                                 --------------
                                                                                   16,802,813
                                                                                 --------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Media 9.9%
Affiliated Newspapers Investments, Inc. Sr. Deb.,
  0.00% to 6/30/99, 13.25% from 7/1/99 to maturity   $ 3,000,000     7/01/2006    $ 2,550,000
Affinity Group Inc. Sr. Sub. Deb., 11.50%              5,250,000    10/15/2003      5,512,500
Allbritton Communications Co. Sr. Sub. Deb., 11.50%    5,000,000     8/15/2004      5,225,000
Benedek Broadcasting Corp. Sr. Note, 11.875%           6,250,000     3/01/2005      6,875,000
Benedek Communications Corp. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to maturity     16,500,000     5/15/2006      9,570,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625%        4,000,000    10/15/2000      4,210,000
Capstar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity+        15,500,000     2/01/2009      8,215,000
Lamar Advertising Co. Sr. Sub. Note, 9.625%            3,250,000    12/01/2006      3,250,000
Muzak L.P. Sr. Note, 10.00%                            3,000,000    10/01/2003      3,030,000
Outdoor Systems Inc. Sr. Sub. Note, 9.375%            11,250,000    10/15/2006     11,475,000
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%
  to 6/14/97, 12.50% from 6/15/97 to maturity         13,250,000     6/15/2002     14,177,500
Sun Media Corp. Sr. Sub. Note, 9.50%+                  3,000,000     2/15/2007      2,850,000
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity                      7,000,000     2/15/2006      6,895,000
TV Azteca SA de CV Sr. Note Series B, 10.50%+          3,500,000     2/15/2007      3,410,190
Universal Outdoor Inc. Sr. Sub. Note, 9.75%            6,000,000    10/15/2006      5,940,000
Universal Outdoor Inc. Sr. Sub. Note Series B,
  9.75%+                                               1,250,000    10/15/2006      1,237,500
                                                                                 --------------
                                                                                   94,422,690
                                                                                 --------------
Metals/Mining/Steel 5.4%
Crown Resources Corp. Cv. Sub. Deb., 5.75%               220,000     8/27/2001        193,600
Envirosource Inc. Note, 9.75%                         17,875,000     6/15/2003     17,428,125


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Metals/Mining/Steel (cont'd)
Euramax International PLC Sr. Sub. Note, 11.25%      $ 2,500,000    10/01/2006    $ 2,631,250
GS Technologies Operating Inc. Sr. Note, 12.00%        5,250,000     9/01/2004      5,486,250
NS Group Inc. Sr. Sec. Note, 13.50%                   14,500,000     7/15/2003     15,515,000
Sheffield Steel Corp. First Mortgage Note, 12.00%     10,750,000    11/01/2001     10,105,000
                                                                                 --------------
                                                                                   51,359,225
                                                                                 --------------
Oil & Gas 5.3%
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity                    11,500,000     7/15/2004     10,005,000
Moran Energy Inc. Cv. Deb., 8.75%                      2,420,000     1/15/2008      2,117,500
TransAmerican Refining Corp. Sr. Note, 0.00% to
  2/14/98, 18.50% from 2/15/98 to 8/14/98, 18.00%
  from 8/15/98 to maturity                            10,000,000     2/15/2002      9,150,000
TransAmerican Refining Corp. Sr. Note, 16.50% to
  8/14/98, 16.00% from 8/15/98 to maturity             5,190,000     2/15/2002      5,605,200
TransTexas Gas Corp. Sr. Sec. Note, 11.50%            21,713,000     6/15/2002     23,775,735
                                                                                 --------------
                                                                                   50,653,435
                                                                                 --------------
Paper Products 2.8%
Crown Packaging Enterprises Ltd. Sr. Sec. Note,
  14.00%+                                              9,000,000     8/01/2006      1,530,000
Crown Packaging Ltd. Sr. Sec. Note, 10.75%             1,000,000    11/01/2000        945,000
Mail-Well Envelope Corp. Sr. Sub. Note, 10.50%         2,250,000     2/15/2004      2,351,250
Packaging Resources Inc. Sr. Sec. Note, 11.625%       12,250,000     5/01/2003     12,678,750
Spinnaker Industries Inc. Sr. Sec. Note, 10.75%+       9,000,000    10/15/2006      9,270,000
                                                                                 --------------
                                                                                   26,775,000
                                                                                 --------------
Plastics 1.2%
Plastic Containers Inc. Sr. Sec. Note, 10.00%+         1,250,000    12/15/2006      1,262,500
Plastic Specialties & Technologies, Inc. Sr. Note,
  11.25%                                               9,750,000    12/01/2003     10,530,000
                                                                                 --------------
                                                                                   11,792,500
                                                                                 --------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Real Estate/Building 0.9%
Miles Homes Services Inc. Sr. Note, 12.00%           $ 2,000,000     4/01/2001    $ 1,620,000
Overhead Door Corp. Note, 12.25%                       7,000,000     2/01/2000      7,350,000
                                                                                 --------------
                                                                                    8,970,000
                                                                                 --------------
Retail Trade 1.0%
Almacs Inc. Sr. Sub. Note, 11.50%**                        1,000    11/18/2004             20
Finlay Enterprises, Inc. Sr. Deb., 0.00% to
  4/30/98, 12.00% from 5/1/98 to maturity             10,070,000     5/01/2005      9,314,750
                                                                                 --------------
                                                                                    9,314,770
                                                                                 --------------
Technology/Communications 23.0%
Advanced Radio Telecom Corp. Unit, 14.00%              6,500,000     2/15/2007      7,085,000
Anacomp Inc. Sr. Sub. Note, 13.00%**                  13,605,260     6/04/2002     14,557,628
Brooks Fiber Properties Inc. Sr. Note, 0.00% to
  2/28/2001, 10.875% from 3/1/2001 to maturity         5,500,000     3/01/2006      3,410,000
Celcaribe SA Sr. Sec. Note, 0.00% to 3/14/98,
  13.50% from 3/15/98 to maturity                      5,810,000     3/15/2004      5,229,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity                              27,100,000    12/15/2005     16,666,500
Dial Callable Communications Inc. Sr. Note, 0.00%
  to 4/14/99, 12.25% from 4/15/99 to maturity         10,750,000     4/15/2004      7,740,000
Echostar Satellite Broadcast Corp. Sr. Sec. Note,
  0.00% to 3/14/2000, 13.125% from 3/15/2000 to
  maturity                                             9,000,000     3/15/2004      7,110,000
Geotek Communications Inc. Sr. Note Series B, 0.00%
  to 7/14/2000, 15.00% from 7/15/2000 to maturity      6,000,000     7/15/2005      3,450,000
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity                   20,575,000     9/15/2005     13,785,250
Intercel Inc. Sr. Note, 0.00% to 1/31/2001, 12.00%
  from 2/1/2001 to maturity                            2,650,000     2/01/2006      1,590,000
Ionica PLC Sr. Note, 13.50%                            8,500,000     8/15/2006      8,500,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Technology/Communications (cont'd)
Mobile Telecommunication Technology, Inc. Sr. Sub.
  Disc. Note, 13.50%                                 $ 7,500,000    12/15/2002   $  7,050,000
Nextel Communications Inc. Sr. Note, 0.00% to
  2/14/99, 9.75% from 2/15/99 to maturity             16,000,000     8/15/2004     10,880,000
Orion Network Systems Inc. Unit, 11.25%               14,250,000     1/15/2007     14,036,250
Pagemart Inc. Sr. Exch. Note, 0.00% to 10/31/98,
  12.25% from 11/1/98 to maturity                      7,400,000    11/01/2003      5,920,000
Pagemart Nationwide Inc. Sr. Exch. Note, 0.00% to
  1/31/2000,15.00% from 2/1/2000 to maturity          16,750,000     2/01/2005     11,515,625
Phonetel Technologies Inc. Sr. Note, 12.00%            1,500,000    12/15/2006      1,501,875
Pricellular Wireless Corp. Sr. Note, 10.75%            6,000,000    11/01/2004      6,075,000
Protection One Alarm Inc. Sr. Sub. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity            6,000,000     6/30/2005      5,700,000
Qwest Communications International Inc. Sr. Note,
  10.875%+                                             2,000,000     4/01/2007      1,970,000
Real Time Data Inc. Unit, 0.00% to 8/14/2001,
  13.50% from 8/15/2001 to maturity+                  17,436,000     8/15/2006      9,415,440
RSL Communications Ltd. Unit, 12.25%+                 12,500,000    11/15/2006     12,500,000
U.S.A. Mobile Communications Inc. Sr. Note, 9.50%      7,120,000     2/01/2004      6,123,200
U.S.A. Mobile Communications Inc. Sr. Note, 14.00%    11,000,000    11/01/2004     11,770,000
Viatel Inc. Sr. Note, 0.00% to 1/14/2000, 15.00%
  from 1/15/2000 to maturity                           5,190,000     1/15/2005      3,269,700
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+                                            6,525,000    10/15/2005      4,110,750
Winstar Equipment Corp. Sr. Sec. Note, 12.50%+        18,250,000     3/15/2004     17,839,375
                                                                                 --------------
                                                                                  218,800,593
                                                                                 --------------
Total Bonds (Cost $716,310,042)                                                   706,047,301
                                                                                 --------------

-----------------------------------------------------------------------------
                                                                   Value
                                                     Shares       (Note 1)
-----------------------------------------------------------------------------
PREFERRED STOCKS 14.7%
Automotive 0.1%
Harvard Industries Inc. 14.25% Exch. Pfd.**          423,790      1,218,396
                                                               --------------
Bank 0.3%
Riverbank America Pfd.*                              110,000      2,640,000
                                                               --------------
Business Service 1.6%
La Petite Holdings Corp. Cum. Red. Exch. Pfd.*       361,000     14,710,750
                                                               --------------
Cable Television 0.6%
Cablevision Systems Corp. Series B Pfd.               57,913      5,168,735
                                                               --------------
Chemical 1.9%
Atlantic Richfield Co. Exch. Note                    836,800     18,409,600
                                                               --------------
Electric 0.0%
Consolidated Hydro Inc. Cv. Pfd.*                      2,000        300,000
                                                               --------------
Food & Beverage 0.1%
Silgan Holdings Inc. Exch. Pfd.*                       1,065      1,235,400
                                                               --------------
Financial Service 0.6%
Gentra Inc. Series G Pfd.*                           100,100      1,418,897
Gentra Inc. Series J Pfd.*                           264,102      3,672,057
Gentra Inc. Series Q Pfd.*                            70,300        787,035
                                                               --------------
                                                                  5,877,989
                                                               --------------
Forest Product 0.7%
Equitable Bag Inc. Series A Pfd.*                    134,760      2,897,340
S.D. Warren Co. Series B Sr. Exch. Pfd.*             108,000      4,023,000
                                                               --------------
                                                                  6,920,340
                                                               --------------
Gaming & Lodging 0.4%
Station Casinos Inc. Cv. Pfd.                         78,600      3,389,625
                                                               --------------
Hotel & Restaurant 0.5%
Ameriking Inc. Sr. Exch. Pfd.*                       191,000      5,061,500
                                                               --------------
Media 2.3%
American Radio Systems Corp. Exch. Pfd.+              12,500      1,225,000
Granite Broadcasting Corp. Cv. Exch. Pfd.            114,700      5,620,300
Granite Broadcasting Corp. Exch. Pfd.+                15,250     14,106,250
SFX Broadcasting Inc. Series E Pfd.                   10,000        990,000
                                                               --------------
                                                                 21,941,550
                                                               --------------
Personal Care 0.0%
Renaissance Cosmetics Inc. Sr. Exch. Pfd.+**              72         63,000
                                                               --------------
Printing & Publishing 3.8%
Hollinger International, Inc. Cv. Pfd.             2,000,000     20,000,000
K-III Communications Corp. Series B Exch. Pfd.**      73,485      8,028,227
K-III Communications Corp. Series D Exch. Pfd.*       80,000      8,020,000
                                                               --------------
                                                                 36,048,227
                                                               --------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                          Value
                                                           Shares       (Note 1)
-----------------------------------------------------------------------------------
Retail Trade 1.4%
Supermarkets General Holdings Corp. Exch. Pfd.**            568,540    $13,502,825
                                                                      --------------
Telephone 0.4%
ICG Holdings Inc. Exch. Pfd.*                                 3,890      3,890,000
                                                                      --------------
Total Preferred Stocks (Cost $151,798,079)                             140,377,937
                                                                      --------------
COMMON STOCKS & OTHER 4.6%
American Communications Services, Inc. Wts.*+                 9,500        285,000
American Telecasting Inc. Wts.*                              41,130         41,130
Ameriking Inc. Com.*+                                         4,775        238,750
Anacomp Inc. Com.*                                          873,507      9,608,577
Anacomp Inc. Wts.*                                           25,848         96,930
Axia Holding Corp. Com.*++                                    2,250         90,000
Bar Technologies Inc. Wts.*+                                  4,250        191,250
Belle Casinos Inc. Wts.*+                                     1,400             14
Boomtown Inc. Wts.*+                                          7,250             15
Celcaribe SA Trust Certificates*+                           944,706      2,125,588
Central Rents Inc. Com.*+                                     5,250        288,750
Chatwins Group Inc. Wts.*+                                    7,000          7,000
CHC Helicopter Corp. Wts.*++                                 46,000         23,000
Clearnet Communications Inc. Wts.*                           85,305        490,504
County Seat Holdings Inc. Wts.*++                             2,000             20
Crown Packaging Enterprises Ltd. Com.*+                   1,170,000         11,700
Crown Packaging Holdings Ltd. Wts.*+                         20,750          2,594
DeGeorge Financial Corp. Wts.*                               51,000         12,750
Dr Pepper Bottling Holdings Inc. Cl. A Com.*                 50,000        700,000
Empire Gas Corp. Wts.*++                                      2,760         13,800
Equitable Bag Inc. Com.*                                  1,347,600        673,800
Fitzgeralds South Inc. Wts.*++                                3,750         37,500
Goldriver Hotel & Casino Corp. Cl. B Com.*++                 52,500          6,563
Goldriver Hotel & Casino Corp. Liquidation Trust
  Units*++                                                5,250,000         66,675
Heartland Wireless Communications, Inc. Wts.*++              37,500         37,500
ICF Kaiser International Inc. Wts.*                          49,200         24,600
Indspec Chemical Corp. Wts.*++@                                 506      1,479,630
Insight Capital Corp. Wts.*++                                25,000         68,750
Intelcom Group, Inc. Wts.*++                                 21,450        257,400
Intercel Inc. Wts.*                                           8,480         50,880
Intermedia Communications Inc. Wts.*+                         1,500         30,000
Ionica PLC Wts.*+                                             9,500      1,377,500
Jewel Recovery L.P. Units*++                                 82,595            826
Ladish Co., Inc. Wts.++@*                                   520,000        975,000
LTX Corp. Com.*                                             145,000        715,937
Mail-Well Holdings, Inc. Com.*++                             14,205        280,549

-----------------------------------------------------------------------------------
                                                                          Value
                                                           Shares       (Note 1)
-----------------------------------------------------------------------------------
Motels of America Inc. Com.*+                                 5,500    $    63,250
Nextel Communications Inc. Wts.*                              1,250             38
NS Group Inc. Wts.*+                                         13,250         39,750
Pagemart Inc. Wts.*+                                         21,850         87,400
Pagemart Nationwide Inc. Com.*+                              18,375        101,062
Pegasus Communications Corp. Cl. A Com.*+                     8,461         93,071
Plastic Specialties & Technologies, Inc. Com.*               45,300        135,900
Protection One Inc. Wts.*+                                   10,400         70,200
Ralphs Grocery Co. Wts.*++@                                 401,762      4,050,086
Renaissance Cosmetics Inc. Com.*+                             1,000      1,000,000
Renaissance Cosmetics Inc. Wts.*+                             2,000        100,000
Sabreliner Corp. Wts.*+                                       1,750          5,250
SDW Holdings Corp. Wts.*                                    108,000        459,000
Seven-Up / RC Bottling Company of Southern California
  Com.*                                                     472,500      5,610,937
Sheffield Steel Corp. Wts.*                                  38,750        116,250
Tom Brown, Inc. Com.*                                       283,304      5,241,124
Town & Country Corp. Cl. A Com.*++@                         188,526         58,914
TransAmerican Refining Corp. Wts.*                           12,626         25,252
Universal Outdoor Holdings Inc. Com.*                       155,200      4,500,800
Vestar/LPA Investment Corp. Com.*+                           14,250        142,500
Viatel Inc. Com.*+                                          108,300        649,800
Waxman Industries Inc. Wts.*+                               236,000        708,000
Wireless One Inc. Wts.*+                                     16,500         16,500
Wireless One Inc. Wts.*                                      27,250         20,437
                                                                      --------------
Total Common Stocks & Other (Cost $32,700,049)                          43,606,003
                                                                      --------------

----------------------------------------------------------------------------------
                                           Principal     Maturity
                                            Amount         Date
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 5.4%
Beneficial Corp., 5.55%                   $14,458,000    4/01/1997     14,458,000
Commercial Credit Co., 5.45%               10,000,000    4/02/1997     10,000,000
Ford Motor Credit Co., 5.65%               11,730,000    4/07/1997     11,730,000
General Electric Capital Corp., 5.63%       8,448,000    4/03/1997      8,448,000
General Electric Capital Corp., 5.65%       6,813,000    4/03/1997      6,813,000
                                                                     --------------
Total Short-Term Obligations (Cost $51,449,000)                        51,449,000
                                                                     --------------
Total Investments (Cost $952,257,170) - 98.9%                         941,480,241
Cash and Other Assets, Less Liabilities - 1.1%                         10,751,937
                                                                     --------------
Net Assets - 100.0%                                                  $952,232,178
                                                                     ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information (Note 1):
At March 31, 1997, the net unrealized depreciation
  of investments based on cost for Federal income
  tax purposes of $952,442,680 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                      $ 51,153,778
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of value
  over tax cost                                       (62,116,217)
                                                    ---------------
                                                     $(10,962,439)
                                                    ===============

--------------------------------------------------------------------------------
  *Nonincome-producing securities

 **Payments of income may be made in cash or in the form of additional securities.

***Security is in default.

  @Security valued under consistently applied procedures established by the Trustees.

 ++Security restricted as to public resale. At March 31, 1997, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 1997 were $4,032,871 and $8,567,977 (0.90% of net assets), respectively.

  +Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1997 were $128,334,504 and $123,379,699
   (12.96% of net assets), respectively.

     ASSET COMPOSITION TABLE
    March 31, 1997 (Unaudited)
                       Percentage of
Ratings+++             Net Assets*
----------             -----------
BB                          4.4%
B                          59.9
CCC and below               9.9
Equities                   19.3
Other                       6.5
                          -----
TOTAL                     100.0%
                          =====

++As rated by Standard & Poor's Corp. and/or
  equivalent rating by Moody's Investors Service, Inc.
 *Unrated bonds were included among relevant rating categories as determined by the Fund's manager.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------
March 31, 1997

Assets
Investments, at value (Cost $952,257,170) (Note 1)            $941,480,241
Cash                                                                28,628
Interest and dividends receivable                               15,646,022
Receivable for securities sold                                   4,684,543
Receivable for fund shares sold                                  1,722,546
Other assets                                                        39,427
                                                             -------------
                                                               963,601,407
Liabilities
Payable for securities purchased                                 5,110,773
Dividends payable                                                2,631,925
Payable for fund shares redeemed                                 2,000,197
Accrued transfer agent and shareholder services (Note 2)           573,330
Accrued management fee (Note 2)                                    538,356
Accrued distribution and service fees (Note 4)                     392,014
Accrued trustees' fees (Note 2)                                     10,850
Other accrued expenses                                             111,784
                                                             -------------
                                                                11,369,229
                                                             -------------
Net Assets                                                    $952,232,178
                                                             =============
Net Assets consist of:
 Undistributed net investment income                          $  6,713,699
 Unrealized depreciation of investments                        (10,776,929)
 Accumulated net realized loss                                 (26,194,290)
 Shares of beneficial interest                                 982,489,698
                                                             -------------
                                                              $952,232,178
                                                             =============
Net Asset Value and redemption price per share of Class A
  shares ($658,412,513 [divided by] 109,584,701 shares of
  beneficial interest)                                               $6.01
                                                                     =====
Maximum Offering Price per share of Class A shares ($6.01
  [divided by] .955)                                                 $6.29
                                                                     =====
Net Asset Value and offering price per share of
  Class B shares ($259,077,249 [divided by] 43,309,066
  shares of beneficial interest)*                                    $5.98
                                                                     =====
Net Asset Value, offering price and redemption price per
  share of Class C shares ($6,254,742 [divided by] 1,046,284
  shares of beneficial interest)                                     $5.98
                                                                     =====
Net Asset Value and offering price per share of
  Class D shares ($28,487,674 [divided by] 4,757,298 shares
  of beneficial interest)*                                           $5.99
                                                                     =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended March 31, 1997

Investment Income
Interest, net of foreign taxes of $46,751                   $91,335,450
Dividends                                                     7,006,175
                                                           ------------
                                                             98,341,625
Expenses
Management fee (Note 2)                                       5,911,041
Transfer agent and shareholder services (Note 2)              1,284,233
Custodian fee                                                   210,634
Service fee--Class A (Note 4)                                 1,649,935
Distribution and service fees--Class B (Note 4)               2,236,399
Distribution and service fees--Class D (Note 4)                 207,441
Reports to shareholders                                         130,348
Audit fee                                                        40,817
Registration fees                                                38,972
Trustees' fees (Note 2)                                          29,250
Legal fees                                                        3,393
Miscellaneous                                                    44,406
                                                           ------------
                                                             11,786,869
                                                           ------------
Net investment income                                        86,554,756
                                                           ------------
Realized and Unrealized (Gain) Loss on Investments
Net realized gain on investments (Notes 1 and 3)              5,358,925
Net unrealized depreciation of investments                   (6,463,064)
                                                           ------------
Net loss on investments                                      (1,104,139)
                                                           ------------
Net increase in net assets resulting from operations        $85,450,617
                                                           ============



The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND
------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                              Year ended March 31
                                        --------------------------------
                                             1997            1996
----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                    $ 86,554,756    $ 69,201,345
Net realized gain (loss) on
  investments*                              5,358,925     (16,029,655)
Net unrealized appreciation
  (depreciation) of investments            (6,463,064)     43,116,209
                                         ------------    ------------
Net increase resulting from operations     85,450,617      96,287,899
                                         ------------    ------------
Dividends from net investment income:
 Class A                                  (58,427,483)    (60,859,257)
 Class B                                  (18,222,317)    (13,275,143)
 Class C                                     (463,672)       (319,668)
 Class D                                   (1,682,938)     (1,000,485)
                                         ------------    ------------
                                          (78,796,410)    (75,454,553)
                                         ------------    ------------
Distribution from net realized
  gains:
 Class A                                          --         (804,838)
 Class B                                          --         (159,995)
 Class C                                          --           (3,577)
 Class D                                          --          (10,572)
                                         ------------    ------------
                                                  --         (978,982)
                                         ------------    ------------
Net increase from fund share
  transactions (Note 5)                    94,267,308      85,881,692
                                         ------------    ------------
Total increase in net assets              100,921,515     105,736,056

Net Assets
Beginning of year                         851,310,663     745,574,607
                                         ------------    ------------
End of year (including undistributed
  net investment income of $6,713,699
  and $635,185, respectively)            $952,232,178    $851,310,663
                                         ============    ============
* Net realized gain (loss) for Federal
  income tax purposes (Note 1)           $ 10,417,121    $(27,502,856)
                                         ============    ============


------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------
March 31, 1997

Note 1

State Street Research High Income Fund, (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists of two separate funds: State Street Research High Income Fund and State Street Research Managed Assets.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatment of accrued interest on defaulted bonds.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 1997, the Fund had a capital loss carryforward of $20,803,392 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on March 31, 2004.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $5,068,197 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1998.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1997, the fees pursuant to such agreement amounted to $5,911,041.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended March 31, 1997, the amount of such expenses was $288,490.

The fees of the Trustees not currently affiliated with the Adviser amounted to $29,250 during the year ended March 31, 1997.

Note 3

For the year ended March 31, 1997, purchases and sales of securities, exclusive of short-term investments, aggregated $803,583,108 and $707,229,117, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1997, fees pursuant to such plan amounted to $1,649,935, $2,236,399, and $207,441 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $294,695 and $1,737,055 respectively, on sales of Class A shares of the Fund during the year ended March 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $1,356,752 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $493,705 and $61,492 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At March 31, 1997, the Distributor owned 7,018 Class A shares and Metropolitan owned 1,567 Class B and 16,155 Class D shares of the Fund.

Share transactions were as follows:

                                                                  Year ended March 31
                                           -----------------------------------------------------------------
                                                         1997                             1996
                                           -------------------------------  --------------------------------
Class A                                        Shares           Amount          Shares           Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                  15,602,119     $  94,973,592      18,288,203    $ 107,141,811
Issued upon reinvestment of:
 Dividends from net investment income         6,212,698        37,840,814       6,699,217       39,227,013
 Distribution from net realized gains                --                --         110,651          647,284
Shares repurchased                          (20,888,291)     (127,047,788)    (22,983,923)    (134,676,806)
                                            -----------      ------------     -----------     ------------
Net increase                                    926,526     $   5,766,618       2,114,148    $  12,339,302
                                            ===========      ============     ===========     ============

Class B                                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                  15,907,481     $  96,551,028      14,268,713    $  83,337,086
Issued upon reinvestment of:
 Dividends from net investment income         1,668,549        10,129,956       1,319,995        7,702,343
 Distribution from net realized gains                --                --          21,578          125,811
Shares repurchased                           (5,605,180)      (33,954,283)     (4,623,289)     (27,005,817)
                                            -----------      ------------     -----------     ------------
Net increase                                 11,970,850     $  72,726,701      10,986,997    $  64,159,423
                                            ===========      ============     ===========     ============

Class C                                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                     733,872     $   4,470,033         458,494    $   2,676,110
Issued upon reinvestment of:
 Dividends from net investment income            58,765           357,467          42,106          245,608
 Distribution from net realized gains                --                --             486            2,834
Shares repurchased                             (394,609)       (2,403,760)       (298,694)      (1,741,339)
                                            -----------      ------------     -----------     ------------
Net increase                                    398,028     $   2,423,740         202,392    $   1,183,213
                                            ===========      ============     ===========     ============

Class D                                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                   2,630,966     $  16,046,241       1,922,890    $  11,234,354
Issued upon reinvestment of:
 Dividends from net investment income           163,926           998,823          76,557          447,554
 Distribution from net realized gains                --                --           1,314            7,661
Shares repurchased                             (609,727)       (3,694,815)       (596,429)      (3,489,815)
                                            -----------      ------------     -----------     ------------
Net increase                                  2,185,165     $  13,350,249       1,404,332    $   8,199,754
                                            ===========      ============     ===========     ============

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                               Class A
                                      --------------------------------------------------------------
                                                         Year ended March 31
                                      --------------------------------------------------------------
                                          1997*       1996*         1995*        1994          1993
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 5.95       $ 5.80       $ 6.43       $ 6.32       $ 5.95
Net investment income                      0.59         0.52         0.61         0.66         0.67
Net realized and unrealized gain
  (loss) on investments                   (0.01)        0.20        (0.58)        0.22         0.37
                                          -----       -----         -----        -----        -----
 Total from investment operations          0.58         0.72         0.03         0.88         1.04
                                          -----       -----         -----        -----        -----
Dividends from net investment income      (0.52)       (0.56)       (0.60)       (0.62)       (0.67)
Distributions from net realized gains        --        (0.01)       (0.06)       (0.15)          --
                                          -----       -----         -----        -----        -----
 Total distributions                      (0.52)       (0.57)       (0.66)       (0.77)       (0.67)
                                          -----       -----         -----        -----        -----
Net asset value, end of year              $6.01       $5.95         $5.80        $6.43        $6.32
                                          =====       =====         =====        =====        =====
Total return                              10.30%+      12.85%+       1.80%+      14.58%+      18.70%+
Net assets at end of year (000s)       $658,413     $646,473     $618,462     $650,755     $496,352
Ratio of operating expenses to
  average net assets                       1.10%        1.17%        1.23%        1.16%        1.15%
Ratio of net investment income to
  average net assets                       9.70%        8.88%       10.19%       10.41%       11.25%
Portfolio turnover rate                   81.75%       56.47%       31.55%       24.36%       79.39%
Average commission rate@                 $0.0152          --           --           --           --

                                                               Class B
                                       ------------------------------------------------
                                                         Year ended March 31
                                       ------------------------------------------------
                                          1997*        1996*        1995*        1994**
---------------------------------------------------------------------------------------
Net asset value, beginning of year      $ 5.93       $ 5.79       $ 6.42         $ 6.34
Net investment income                     0.55         0.46         0.57           0.51
Net realized and unrealized gain
  (loss) on investments                  (0.02)        0.21        (0.58)          0.15
                                         -----        -----        -----          -----
 Total from investment operations         0.53         0.67        (0.01)          0.66
                                         -----        -----        -----          -----
Dividends from net investment income     (0.48)       (0.52)       (0.56)         (0.48)
Distributions from net realized gains       --        (0.01)       (0.06)         (0.10)
                                         -----        -----        -----          -----
 Total distributions                     (0.48)       (0.53)       (0.62)         (0.58)
                                         -----        -----        -----          -----
Net asset value, end of year             $5.98        $5.93        $5.79          $6.42
                                         =====        =====        =====          =====
Total return                              9.35%+      12.06%+       0.89%+        10.76%+++
Net assets at end of year (000s)      $259,077     $185,735     $117,767        $67,337
Ratio of operating expenses to
  average net assets                      1.85%        1.92%        1.98%          1.93%++
Ratio of net investment income to
  average net assets                      9.01%        7.95%        9.65%         10.32%++
Portfolio turnover rate                  81.75%       56.47%       31.55%         24.36%
Average commission rate@               $0.0152           --           --             --

                                                              Class C
                                     ----------------------------------------------------
                                                         Year ended March 31
                                     ----------------------------------------------------
                                        1997*          1996*       1995*         1994**
-----------------------------------------------------------------------------------------
Net asset value, beginning of year      $ 5.92        $ 5.78        $ 6.42    $ 6.34
Net investment income                     0.61          0.53          0.64      0.57
Net realized and unrealized gain
  (loss) on investments                  (0.01)         0.20         (0.60)     0.14
                                        ------        ------        ------     ------
 Total from investment operations         0.60          0.73          0.04      0.71
                                        ------        ------        ------     ------
Dividends from net investment income     (0.54)        (0.58)        (0.62)     (0.53)
Distributions from net realized gains       --         (0.01)        (0.06)     (0.10)
                                        ------        ------        ------     ------
 Total distributions                     (0.54)        (0.59)        (0.68)     (0.63)
                                        ------        ------        ------     ------
Net asset value, end of year            $ 5.98        $ 5.92        $ 5.78     $ 6.42
                                        ======        ======        ======     ======
Total return                             10.63%+       13.19%+        1.73%+    11.67%+++
Net assets at end of year (000s)        $6,255        $3,840        $2,579       $851
Ratio of operating expenses to
  average net assets                      0.85%         0.92%         0.98%      0.93%++
Ratio of net investment income to
  average net assets                     10.04%         8.97%        10.85%     11.32%++
Portfolio turnover rate                  81.75%        56.47%        31.55%     24.36%
Average commission rate@               $0.0152            --            --         --


                                                              Class D
                                        -------------------------------------------------
                                                         Year ended March 31
                                        -------------------------------------------------
                                          1997*        1996*        1995*        1994**
-----------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 5.93       $ 5.79      $ 6.42        $ 6.34
Net investment income                      0.54         0.46        0.58          0.51
Net realized and unrealized gain
  (loss) on investments                   (0.00)        0.21       (0.59)         0.15
                                         ------       ------      ------        ------
 Total from investment operations          0.54         0.67       (0.01)         0.66
                                         ------       ------      ------        ------
Dividends from net investment income      (0.48)       (0.52)      (0.56)        (0.48)
Distributions from net realized gains       --         (0.01)      (0.06)        (0.10)
                                         ------       ------      ------        ------
 Total distributions                      (0.48)       (0.53)      (0.62)        (0.58)
                                         ------       ------      ------        ------
Net asset value, end of year             $ 5.99       $ 5.93      $ 5.79        $ 6.42
                                         ======       ======      ======        ======
Total return                               9.52%+      12.05%+      0.88%+       10.74%+++
Net assets at end of year (000s)        $28,488      $15,262      $6,766        $2,661
Ratio of operating expenses to
  average net assets                       1.85%        1.92%       1.98%         1.93%++
Ratio of net investment income to
  average net assets                       9.09%        7.91%       9.81%        10.32%++
Portfolio turnover rate                   81.75%       56.47%      31.55%        24.36%
Average commission rate@               $ 0.0152         --          --            --

--------------------------------------------------------------------------------
*  Per-share figures have been calculated using the average shares method.
** June 1, 1993 (commencement of share class designations) to March 31, 1994.
++ Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after April 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees of State Street Research Income Trust and the Shareholders of State Street Research High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
May 9, 1997

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

High Income Fund turned in a solid performance but slightly underperformed the average of its competitive group. Class A shares generated a total return of 10.30% (does not reflect sales charge) versus the average of 11.35% of the 154 fund classes in Lipper Analytical Services' High Current Yield Funds category.

The environment was positive for high-yield bonds for most of the past year. At the end of 1996, however, interest rates began to rise. Throughout 1996 and the first part of 1997, the economic climate was favorable and demand was strong from both traditional and non-traditional investors in high-yield bonds. Inflation was low and interest rates were stable.

High-yield bonds were the top-performing U.S. fixed- income sector during the past year and were the only U.S. fixed-income sector to generate a positive return in the first quarter of 1997. In addition to the attractive yields in an otherwise low-interest-rate environment, positive events, such as takeovers, pushed high-yield bond prices higher. This demand drove yields in this sector to historically low levels relative to higher- quality fixed-income investments. High-yield bonds maintained their value better than most U.S. fixed- income sectors during this time.

The Fund was primarily invested in B-rated bonds. These bonds tended to benefit from the healthy economic environment and provided attractive yields. Fund management believes that B-rated bonds help add more value through the firm's fundamental credit research. In terms of sectors, telecommunications was a point of focus over the past year.

The yields of lower-quality bonds recently have risen, making them more attractive. If rates continue to rise, we will continue our emphasis on B-rated bonds.

March 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary part of its objective and to allow greater use of lower-rated securities, and convertible and preferred securities. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The First Boston High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                          Change In Value of $10,000
                  Based On The First Boston High Yield Index
                    Compared to Change In Value of $10,000
                          Invested In High Income Fund

[LINE CHART CLASS A SHARES]

        High Income Fund    First Boston High Yield Index
3/87     9550               10000
3/88    10004               10613
3/89    11247               11612
3/90    10484               11162
3/91    10713               12713
3/92    13814               16682
3/93    16397               19243
3/94    18786               21159
3/95    19124               22176
3/96    21581               25398
3/97    23804               28363


[LINE CHART CLASS B SHARES]

        High Income Fund    First Boston High Yield Index
3/87    10000               10000
3/88    10475               10613
3/89    11767               11612
3/90    10978               11162
3/91    11218               12713
3/92    12182               16682
3/93    17169               19243
3/94    19526               21159
3/95    19700               22176
3/96    22076               25398
3/97    24140               28363


[LINE CHART CLASS C SHARES]

        High Income Fund    First Boston High Yield Index
3/87    10000               10000
3/88    10475               10613
3/89    11767               11612
3/90    10978               11162
3/91    11218               12713
3/92    14465               16682
3/93    17169               19243
3/94    19685               21159
3/95    20025               22176
3/96    22668               25398
3/97    25076               28363


[LINE CHART CLASS D SHARES]


        High Income Fund    First Boston High Yield Index
3/87    10000               10000
3/88    10475               10613
3/89    11767               11612
3/90    10978               11162
3/91    11218               12713
3/92    14465               16682
3/93    17169               19243
3/94    19522               21159
3/95    19693               22176
3/96    22066               25398
3/97    24166               28363

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research High Income Fund ("Fund"), along with shareholders of other series of State Street Research Income Trust ("Meeting"), was convened on July 19, 1996. The results of the Meeting are set forth below.


                                                       Votes (millions of
                                                            shares)
                                                       ------------------
                                                       For      Withheld
                                                       ---      --------
1. The following persons were elected as Trustees:
Thomas L. Phillips                                     97.9       2.6
Toby Rosenblatt                                        98.2       2.3
Ralph F. Verni                                         98.0       2.5

                                                                                                               Votes (millions
                                                                                                                  of shares)
                                                                                                          --------------------------
                                                                                                                   Against
                                                                                                           For     Proposal  Abstain
--------------------------------------------------------------------------------------------------------  ------- ---------- -------
Proposal
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of companies with less than three (3) years'
      continuous operation                                                                                 67.9       3.7      5.9
   c. The policy regarding arbitrage and warrants                                                          67.8       3.2      6.4
3. The Fund's fundamental policy regarding investments in commodities and commodity contracts was amended  67.5       4.0      6.0
4. The Fund's fundamental policy on lending was amended to clarify the permissibility of securities
   lending                                                                                                 67.2       3.9      6.3
5. The Fund's fundamental policies regarding diversification of investments were amended                   68.8       2.7      5.9
6. The Fund's fundamental policy regarding industry concentration was amended                              68.4       3.0      6.1
7. The Fund's fundamental policy regarding participation in underwritings was amended                      67.7       3.1      6.6
8. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund
   without prior shareholder approval                                                                      83.0       9.8      7.6
9. The Master Trust Agreement was amended to eliminate specified time permitted between the record date
   and any shareholders meeting                                                                            86.2       6.3      8.0

                      State Street Research Managed Assets


                                   a series of

                       State Street Research Income Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 1997


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS................................2

ADDITIONAL INFORMATION CONCERNING INVESTMENT SECTORS...........................5

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES................9


TRUSTEES AND OFFICERS.........................................................18

INVESTMENT ADVISORY SERVICES..................................................23

PURCHASE AND REDEMPTION OF SHARES.............................................24

NET ASSET VALUE...............................................................26

PORTFOLIO TRANSACTIONS........................................................27

CERTAIN TAX MATTERS...........................................................30

DISTRIBUTION OF SHARES OF THE FUND............................................33

CALCULATION OF PERFORMANCE DATA...............................................36

CUSTODIAN.....................................................................41

INDEPENDENT ACCOUNTANTS.......................................................41

FINANCIAL STATEMENTS..........................................................41




         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Managed Assets (the "Fund") dated August 1, 1997, which may be obtained without charge from the offices of State Street Research Income Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285K-970829(0998)SSR-LD                            MA-879D-897

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "Other Investment Policies and Considerations - Risk Factors and Special Considerations - Investment Limitations and Practices" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

        (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value).

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);





         (2) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;


         (3) not to engage in transactions in options except in connection with options on securities, securities indices and commodities, and options on futures on securities, securities indices and commodities;

         (4) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating, but not fundamental policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (6) not to purchase a security issued by another investment company including any real estate investment trust, any issuer of collateralized mortgage obligations or any unit investment trust to the extent such entity is deemed an "investment company" for purposes of the Investment Company Act of 1940 if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (7) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest in warrants more than 5% of the value of its total assets and not to invest in warrants that are not publicly traded more than 2% of its total assets, in each case, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (9) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and



                        ADDITIONAL INFORMATION CONCERNING
                               INVESTMENT SECTORS

Certain Fixed Income Securities

         Fixed income securities acquired by the Fund may include the following:

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Risk Factors of Lower Quality Fixed Income Securities
-----------------------------------------------------

         In addition to those risks set forth in the Prospectus, lower quality securities involve risks (i) that the limited liquidity and secondary market support for such securities will heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis;
(ii) of substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) of subordination to the prior claims of banks and other senior lenders; (iv) of the possibility that earnings of an issuer may be insufficient to meet its debt service; and (v) of realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Cash & Cash Equivalent Investments
----------------------------------

         Cash & Cash Equivalent Investments may include the following:

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation ("S&P") or within the "Prime" category by Moody's Investors Service Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" major rating category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" major rating category by S&P or within the "Prime" category by Moody's.


         Commercial paper rated within the "A" major rating category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)


         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

         Cash & Cash Equivalents may also include securities of the U.S. Government and its agencies and instrumentalities and custodial receipts in respect thereof as described above under "Certain Fixed Income Securities" from time to time.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options on securities, securities indices and precious metals and other commodities, futures contracts, and options on futures contracts, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund.

         The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts
-----------------

         Futures contracts are publicly traded contracts to buy or sell certain underlying assets, such as precious metals or other commodities, securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on precious metals and other commodities, securities or an index of securities normally enables a buyer to participate in the market movement of the underlying commodity, security or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying commodity, security or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as

"marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.


         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or commodities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, permissible assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.


Options on Securities and Commodities
-------------------------------------

         The Fund may use options on equity or fixed income securities and commodities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices
-----------------------------

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of equity or fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index option prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index such as the Standard & Poor's 500 Stock Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index. Securities indices are also based on industry or market segments such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

         Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts
----------------------------

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy
----------------

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security or other asset and concurrently write a call option against that security or other asset. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security or other asset and the exercise price of the option. If the option is not exercised and the price of the underlying security or other asset declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security or other asset rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security or other asset declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security or other asset is below the exercise price.

Limitations and Risks of Options and Futures Activity
-----------------------------------------------------


         The Fund will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.


         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of options, futures and options on futures may involve risks not associated with other types of investments which the Fund intends to purchase. Most of the hedging anticipated for the Fund will be against the risk characteristics of its portfolio and not against the risk characteristics of specific investments. The Fund's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, which would result in an ineffective hedge and a loss to the Fund.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

         The Fund may engage in transactions in unlisted options. A position in an unlisted option may be closed out only with the other party to the transaction. The lack of an established secondary market may lead the Fund to encounter more difficulties in effecting closing purchase or sale transactions with respect to unlisted options than in the case of listed options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying assets until the option expires. When the Fund purchases or writes an option listed on a domestic securities exchange, it is afforded the protections offered by the Options Clearing Corporation. If any member of the Options Clearing Corporation fails to perform any of its obligations in a transaction involving the purchase or sale of options, then the Options Clearing corporation will perform the obligations of that member. The Options Clearing Corporation also maintains Clearing Funds to ensure that it can do so. This protection is not available with respect to transactions in unlisted options. The Fund, however, will enter into unlisted options transactions only with persons which the Investment Manager believes to be of high credit standing.

Transactions in Precious Metals
-------------------------------

         The Fund will invest in precious metals only through banks (both United States and foreign), brokers or dealers who are members of (or affiliated with members of) a regulated North American commodities, commodities futures or securities exchange or a foreign commodities, commodities futures or securities exchange, or other institutions that meet certain standards of creditworthiness established by the Trustees from time to time. Bullion and coins do not usually generate income, offering only the potential of capital appreciation, and, in these transactions, the Fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as insurance and shipping costs. In addition, investments in bullion and coins could adversely affect the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code. See "Certain Tax Matters" herein.

Repurchase Agreements
---------------------


         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by the Fund will be limited to 15% of the Fund's total assets.


Reverse Repurchase Agreements
-----------------------------

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Short Sales Against the Box
---------------------------

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

When-Issued Securities
----------------------

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities
---------------------


         Currently, the Fund's policy is to not make an investment in Rule 144A securities if as a result more than 25% of its total assets are invested in such securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are still developing; depending on the development of such markets, such Rule 144A securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

         Also, under current policy, the Fund will not invest in other restricted securities if as a result more than 10% of its total assets are invested in such other restricted securities. Restricted securities which are not resalable under Rule 144A can be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.





Swap Arrangements
-----------------

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith for the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with the established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty of if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications
------------------------


         In determining how much of the portfolio is invested in a given private industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables includes private pools of nongovernment backed mortgages.


Basic Industries                Consumer Staple             Science & Technology
----------------                ---------------             --------------------
Chemical                        Business Service            Aerospace
Diversified                     Container                   Computer Software & Service
Electrical Equipment            Drug                        Electronic Components
Forest Products                 Food & Beverage             Electronic Equipment
Machinery                       Hospital Supply             Office Equipment
Metal & Mining                  Personal Care
Railroad                        Printing & Publishing
Truckers                        Tobacco

Utility                         Energy                      Consumer Cyclical
-------                         ------                      -----------------
Electric                        Oil Refining & Marketing    Airline
Gas                             Oil Production              Automotive
Gas Transmission                Oil Service                 Building
Telephone                                                   Hotel & Restaurant
                                                            Photography
Other                           Finance                     Recreation
-----                           -------                     Retail Trade
Trust Certificates--            Bank                        Textile & Apparel
  Government Related Lending    Financial Service
Asset-backed--Mortgages         Insurance
Asset-backed--Credit
  Card Receivables

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the


---------------
* or + See footnotes on page 20.

past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.



---------------
* or + See footnotes on page 20.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.
















---------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations or past affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc.
         and Metropolitan Series Fund, Inc.

         As of May 31, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                            Shareholder                                    %
                            -----------                                  ----

Class C               Chase Manhattan Bank                               91.1

Class D               Merrill Lynch                                      26.0


         The full name and address of each of the above persons or entities are as follows:

Chase Manhattan Bank, N.A. (a)(b)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
One Liberty Plaza
165 Broadway
New York, New York 10080

-----------------------

(a) Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.


         As of May 31, 1997, the Trustees and principal officers of the Fund as a group owned approximately 1.9% of the Fund's outstanding Class A shares, and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.


         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:

--------------------------------------------------------------------------------
                                                         Total
                                                     Compensation
                                 Aggregate          From Trust and
        Name of                Compensation          Complex Paid
        Trustee                From Trust(a)        to Trustees(b)
--------------------------------------------------------------------------------

Steve A. Garban                 $   930                 $   34,750
Malcolm T. Hopkins              $   930                 $   34,750
Edward M. Lamont                $ 8,000                 $   59,375
Robert A. Lawrence              $ 8,000                 $   92,125
Dean O. Morton                  $ 8,600                 $   96,125
Thomas L. Phillips              $ 8,200                 $   59,375
Toby Rosenblatt                 $ 8,000                 $   59,375
Michael S. Scott Morton         $ 9,000                 $  100,325
Ralph F. Verni                  $     0                 $        0
Jeptha H. Wade                  $ 8,600                 $   63,375

(a) For the Fund's fiscal year ended March 31, 1997. Includes compensation from multiple series of the Trust for the fiscal year ended March 31, 1997. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company.


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1995, 1996 and 1997 the investment advisory fee for the Fund was $2,564,590, $3,051,182 and $3,692,033, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $1,062,971, $715,739 and $475,396, respectively.





         The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.


         Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrow shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to the Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C, and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940

Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services, in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the New York Stock Exchange.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained reflects fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover
------------------


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended March 31, 1996 and 1997 were 109.20% and 108.41%, respectively.


Brokerage Allocation
--------------------

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.


         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.



         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modelling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.



         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the fiscal years ended March 31, 1995, 1996 and 1997, amounted to $546,075, $754,584 and
$1,136,104, respectively. The Investment Manager believes that the amount of brokerage commission paid by the Fund for the most recent fiscal year was significantly higher than during the previous year because of the investment of proceeds from the increased sale of Fund shares, and general investment activity for a larger portfolio. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General
-------------------------------------------------

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividend paid).

         If in any year the Fund derived more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments
-------------------------------------------------

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

         Foreign Currency Transactions. Under section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under section 988 may also affect the timing of income recognized by the Fund.

Federal Income Taxation of Shareholders
---------------------------------------

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November and December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Income Trust is currently comprised of the following series: State Street Research High Income Fund and State Street Research Managed Assets. The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or a portion of such sales charges as concessions to dealers. For the fiscal years ended March 31, 1995, 1996 and 1997, total sales charges on Class A shares paid to the Distributor amounted to $1,652,827, $869,039 and $1,283,941, respectively. For the same periods, $198,230, $107,358 and $158,495, respectively, was retained by the Distributor after reallowance of concessions to dealers. The Distributor may also pay its affiliate, MetLife Securities, Inc., additional sales compensation of up to 0.25% of certain sales.

         The difference in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:


                    Fiscal Year Ended                 Fiscal Year Ended               Fiscal Year Ended
                      March 31, 1997                    March 31, 1996                  March 31, 1995
             -----------------------------     -----------------------------    ---------------------------
               Contingent      Commissions      Contingent       Commissions     Contingent       Commissions
                Deferred         Paid to         Deferred          Paid to        Deferred          Paid to
             Sales Charges       Dealers       Sales Charges       Dealers      Sales Charges       Dealers
             -------------       -------       -------------       -------      -------------       -------
Class A        $      0        $1,125,446        $      0        $  761,681        $    657        $1,454,597
Class B        $387,778        $2,208,110        $965,398        $1,290,690        $451,301        $3,334,444
Class D        $  1,277        $   46,532        $  6,098        $   22,246        $  7,564        $   71,301

         For information on the amount of distribution fees paid by the Fund to the Distributor, see below.

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended March 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                               Class A          Class B           Class D
                                               -------          -------           -------

Advertising                                    $  2,244        $    2,507        $  1,295

Printing and mailing of prospectuses to             857               957             522
  other than current shareholders

Compensation to dealers                         560,647         2,232,701         145,310

Compensation to sales personnel                   7,475             8,340           5,034

Interest                                              0                 0               0

Carrying or other financing charges                   0                 0               0

Other expenses: marketing; general                3,730             4,165           2,295
                                               --------        ----------        --------
Total Fees                                     $574,953        $2,248,670        $154,456
                                               ========        ==========        ========



         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce expenses relating to the Fund; see "Accrued Expenses" later in this section.

         The performance data reflects Rule 12b-1 fees and sales charges, where applicable, as set forth below:

                                 Rule 12b-1 Fees                                         Sales Charges
           --------------------------------------------------------        ---------------------------------------
           Current
Class      Amount                       Period
-----      ------                       ------

A           0.25%     Since commencement of operations to present          Maximum 4.5% sales charge reflected

B           1.00%     0.25% until June 1, 1993; 1.00% June 1,        1- and 5-year periods reflect a 5% and
                      1993 to present; fee will reduce performance         a 2% contingent deferred sales charge,
                      for periods after June 1, 1993                       respectively

C            None     0.25% until June 1, 1993; 0% thereafter              None
D           1.00%     0.25% until June 1, 1993; 1.00% June 1, 1993         1-year period reflects a 1% contingent
                      to present; fee will reduce performance for          deferred sales charge
                      periods after June 1, 1993




Total Return
------------


         The standard total return of each class of shares of the Fund was as follows:

                 Commencement of
                   Operations           Five Years         One Year
               (December 29, 1988)         Ended             Ended
                to March 31, 1997     March 31, 1997    March 31, 1997
                -----------------     --------------    --------------

    Class A          10.92%               11.56%             7.43%
    Class B          11.15%               11.70%             6.76%
    Class C          11.66%               12.80%            12.77%
    Class D          11.15%               11.95%            10.64%


         Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, in accordance with the following formula:

                                  P(1+T)n = ERV

Where:    P   = a hypothetical initial payment of $1,000

          T   = average annual total return

          n   = number of years

          ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.


Yield
-----


         The annualized yield of each class of shares of the Fund based on the month of March 1997 was as follows:


                     Class A             1.65%
                     Class B             0.97%
                     Class C             1.98%
                     Class D             0.97%


         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

Where:   a = dividends and interest earned during the period

         b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5% with respect to Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses
----------------

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return
----------------------------


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one year before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended March 31, 1997, without taking sales charges into account were as follows:

                     Class A             4.17%
                     Class B             3.83%
                     Class C             4.30%
                     Class D             3.83%


Distribution Rates
------------------

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include non-recurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rates of the Fund, based on the month of March 1997, were as follows:

                     Class A             1.84%
                     Class B             0.93%
                     Class C             2.15%
                     Class D             0.89%

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended March 31, 1997.



DOCSC\518808.3

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 1997

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 24.7%
U.S. Treasury 6.0%
U.S. Treasury Bond, 12.00%                             $  800,000        8/15/2013  $     1,099,872
U.S. Treasury Bond, 8.125%                              4,375,000        8/15/2021        4,814,556
U.S. Treasury Bond, 6.25%                                 875,000        8/15/2023          775,329
U.S. Treasury Note, 5.125%                                975,000        6/30/1998          962,510
U.S. Treasury Note, 5.875%                              1,950,000       10/31/1998        1,935,687
U.S. Treasury Note, 6.75%                               2,275,000        5/31/1999        2,286,375
U.S. Treasury Note, 6.625%                              6,475,000        7/31/2001        6,442,625
U.S. Treasury Note, 7.25%                               3,475,000        5/15/2004        3,545,056
U.S. Treasury Note, 7.875%                              6,375,000       11/15/2004        6,732,574
U.S. Treasury Note, 6.50%                               3,700,000        8/15/2005        3,597,658
                                                                                      -------------
                                                                                         32,192,242
                                                                                      -------------
U.S. Agency Mortgage 5.4%
Federal Home Loan Mortgage Corp., 7.50%                   103,849        4/01/2002          103,330
Federal Home Loan Mortgage Corp., 8.50%                       358        7/01/2009              369
Federal Home Loan Mortgage Corp., 9.50%                   444,890        7/25/2022          478,448
Federal Home Loan Mortgage Corp., 7.00%                 1,568,475        6/01/2024        1,509,171
Federal Home Loan Mortgage Corp., 7.50%                 1,221,813        8/01/2024        1,205,013
Federal Home Loan Mortgage Corp., 7.00%                   803,606       12/01/2024          773,221
Federal Home Loan Mortgage Corp., 7.50%                   908,998       11/01/2025          895,218
Federal Home Loan Mortgage Corp., 7.50%                   495,435        4/01/2026          487,924
Federal Home Loan Mortgage Corp. Series 29-H PAC,
  6.50%                                                   425,000        3/25/2023          400,427
Federal National Mortgage Association, 9.50%            1,705,243       10/01/2003        1,794,751
Federal National Mortgage Association, 8.00%              252,528        4/01/2008          257,563
Federal National Mortgage Association, 8.00%              324,735        6/01/2008          331,210
Federal National Mortgage Association, 8.50%              293,961        2/01/2009          309,061
Federal National Mortgage Association, 7.50%            1,992,418        6/01/2010        1,998,874
Federal National Mortgage Association, 7.50%              982,977       10/01/2025          965,460
Federal National Mortgage Association, 7.50%            1,689,384       10/01/2025        1,657,709

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
U.S. Agency Mortgage (cont'd)
Government National Mortgage Association, 6.50%        $  646,881        2/15/2009  $       626,362
Government National Mortgage Association, 6.50%           238,466        6/15/2009          230,863
Government National Mortgage Association, 6.50%         1,417,768        7/15/2009        1,372,796
Government National Mortgage Association, 9.00%           422,142        6/15/2016          448,817
Government National Mortgage Association, 8.00%           754,986        9/15/2017          768,289
Government National Mortgage Association, 8.00%           735,673        8/15/2022          743,714
Government National Mortgage Association, 8.00%           578,287       12/15/2022          584,607
Government National Mortgage Association, 8.00%           590,114       12/15/2022          596,564
Government National Mortgage Association, 7.00%         1,217,897        1/15/2025        1,167,282
Government National Mortgage Association, 8.00%           744,805        5/15/2025          748,760
Government National Mortgage Association, 8.00%           909,559        7/15/2025          913,252
Government National Mortgage Association, 6.50%           937,647       11/15/2025          868,196
Government National Mortgage Association, 7.50%         1,334,858       11/15/2025        1,309,402
Government National Mortgage Association, 8.00%           640,212        9/15/2026          642,812
Government National Mortgage Association TBA,
  7.50%                                                   975,000        5/15/2012          978,656
Government National Mortgage Association TBA,
  8.50%                                                 2,925,000        4/17/2027        2,999,953
Government National Mortgage Association TBA,
  8.00%                                                   500,000        5/19/2027          500,938
                                                                                      -------------
                                                                                         28,669,012
                                                                                      -------------
Foreign 0.8%
Hydro-Quebec Deb. Series HS,
  9.40%                                                 1,025,000        2/01/2021        1,174,435
Usinor Sacilor Note ADR, 7.25%                          3,500,000        8/01/2006        3,382,190
                                                                                      -------------
                                                                                          4,556,625
                                                                                      -------------
Foreign Government 1.8%
Government of Australia,
  10.00%                                        Australian Dollar
                                                        6,375,000        2/15/2006        5,630,900
                                                  Canadian Dollar
Government of Canada, 7.50%                             1,775,000       12/01/2003        1,354,923
                                                     French Franc
Government of France, 8.00%                             1,925,000        4/25/2003        2,511,711
                                                                                      -------------
                                                                                          9,497,534
                                                                                      -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Trust Certificates 0.3%
Cooperative Trust Certificates, 10.11%                 $  900,000       12/15/2017     $  964,989
Cooperative Utility Trust Certificates, 10.70%            350,000        9/15/2017        375,123
Cooperative Utility Trust Certificates, 10.125%           225,000        3/15/2019        243,455
                                                                                      -------------
                                                                                        1,583,567
                                                                                      -------------
Corporate 6.5%
Acme Boot Inc. Sr. Note Series B, 11.50%                  250,000       12/15/2000        105,000
Allbritton Communications Co. Sr. Sub. Deb.,
  11.50%                                                  500,000        8/15/2004        522,500
Alvey Systems Inc. Sr. Sub. Note, 11.375%                 375,000        1/31/2003        390,000
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 12.50% from 6/15/99 to maturity                499,947        6/15/2004        169,982
Anacomp Inc. Sr. Sub. Note, 13.00%[diamond]               268,688        6/04/2002        287,496
Anchor Advanced Products Inc. Sr. Note, 11.75%+           500,000        4/01/2004        506,250
Axia Inc. Sr. Sub. Note, 11.00%                           250,000        3/15/2001        255,000
Belle Casinos Inc. First Mortgage Note, 12.00%+[ ]        125,000       10/15/2000         47,500
Benedek Broadcasting Corp. Sr. Note, 11.875%              250,000        3/01/2005        275,000
Benedek Communications Co. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to maturity       1,000,000        5/15/2006        580,000
Brooks Fiber Properties Inc. Sr. Note, 0.00% to
  2/28/2001, 10.875% from 3/1/2001 to maturity            500,000        3/01/2006        310,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625%           500,000       10/15/2000        526,250
Cafeteria Operators L.P. Sr. Sec. Note, 12.00%            250,000       12/31/2001        240,000
Calpine Corp. Sr. Note, 9.25%                             500,000        2/01/2004        500,000
Capstar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity+            750,000        2/01/2009        397,500

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Celcaribe SA Sr. Sec. Note, 0.00% to 3/14/98,
  13.50% from 3/15/98 to maturity                      $1,830,000        3/15/2004     $1,647,000
Celestica International Inc. Sr. Sub. Note,
  10.50%+                                                 250,000       12/31/2006        262,500
Chatwins Group Inc. Sr. Exch. Note, 13.00%                250,000        5/01/2003        232,500
CHC Helicopter Corp. Sr. Sub. Note, 11.50%                600,000        7/15/2002        618,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from 12/15/2000 to maturity        1,050,000       12/15/2005        645,750
Coleman Worldwide Corp. Sr. Sec. Liquid Yield
  Option Note, 0.00%                                    5,000,000        5/27/2013      1,450,000
Dyncorp Inc. Sr. Sub. Note, 9.50%+                        500,000        3/01/2007        487,500
Echostar Satellite
  Broadcast Corp. Sr. Note, 0.00% to 3/14/2000,
  13.125% from 3/15/2000 to maturity                      250,000        3/15/2004        197,500
Edison Mission Energy Funding Corp. Series A
  Note, 6.77%+                                          2,463,700        9/15/2003      2,423,468
Empire Gas Corp. Sr. Sec Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity                        750,000        7/15/2004        652,500
Envirosource Inc. Note, 9.75%                           1,000,000        6/15/2003        975,000
Euramax International PLC Sr. Sub. Note, 11.25%           500,000       10/01/2006        526,250
Exide Corp. Sr. Note, 10.00%                              250,000        4/15/2005        250,000
Finlay Enterprises, Inc. Sr. Deb., 0.00% to
  4/30/98, 12.00% from 5/1/98 to maturity                 250,000        5/01/2005        231,250
Grand Union Co. Sr. Note, 12.00%                          500,000        9/01/2004        491,250
Haynes International Inc. Sr. Note, 11.625%               125,000        9/01/2004        131,250
ICF International Inc. Sr. Sub. Note, 13.00%              500,000       12/31/2003        472,500
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity                       675,000        9/15/2005        452,250
Intercel Inc. Sr. Note, 0.00% to 1/31/2001,
  12.00% from 2/1/2001 to maturity                        300,000        2/01/2006        180,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Intertek Financial Corp. Sr. Sub. Note, 10.25%+        $  500,000       11/01/2006      $515,000
Ladish Company, Inc. Sr. Sub. Sec. Note, 12.00%++          19,974       12/22/2000        21,324
Lamar Advertising Co. Sr. Sub. Note, 9.625%               250,000       12/01/2006       250,000
Mail-Well Envelope Corp. Sr. Sub. Note, 10.50%            250,000        2/15/2004       261,250
Marcus Cable Company L.P. Sr. Note, 0.00% to
  6/14/2000, 14.25% from 6/15/2000 to maturity          1,000,000       12/15/2005       690,000
Muzak L.P. Sr. Note, 10.00%                               250,000       10/01/2003       252,500
Nextel Communications Inc.
  Sr. Note, 0.00% to 2/14/99, 9.75% from 2/15/99
  to maturity                                           1,000,000        8/15/2004       680,000
Norcal Waste Systems Inc.
  Sr. Note Series B, 13.00% to 5/14/97, 13.25%
  from 5/15/97 to 11/14/97, 13.50% from 11/15/97
  to maturity                                             500,000       11/15/2005       550,000
NS Group Inc. Sr. Sec. Note, 13.50%                       650,000        7/15/2003       695,500
Outdoor Systems Inc. Sr. Sub. Note, 9.375%                500,000       10/15/2006       510,000
Overhead Door Corp. Note, 12.25%                          500,000        2/01/2000       525,000
Owens & Minor Inc. Sr. Sub. Note, 10.875%                 125,000        6/01/2006       134,687
Packaging Resources Inc.
  Sr. Sec. Note, 11.625%                                  750,000        5/01/2003       776,250
Pagemart Inc. Sr. Exch. Note, 0.00% to 10/31/98,
  12.25% from 11/1/98 to maturity                         500,000       11/01/2003       400,000
Pathmark Stores Inc. Sub. Note, 11.625%                   500,000        6/15/2002       516,250
Plastic Specialties & Technologies, Inc. Sr.
  Note, 11.25%                                            350,000       12/01/2003       378,000
Pricellular Wireless Corp. Sr. Note, 10.75%               250,000       11/01/2004       253,125
Protection One Alarm Inc. Sr. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity               500,000        6/30/2005       475,000

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Quest Diagnostics Inc. Sr. Sub. Note, 10.75%           $  500,000       12/15/2006     $  515,000
Qwest Communications International Inc. Sr. Note,
  10.875%+                                                500,000        4/01/2007        492,500
RSL Communications Ltd. Unit, 12.25%+                     750,000       11/15/2006        750,000
Sam Houston Race Park Ltd. Sr. Sec. Note,
  11.00%[diamond]                                         140,244        9/01/2001         56,097
Sheffield Steel Corp. First Mortgage Note, 12.00%         500,000       11/01/2001        470,000
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%       1,000,000        6/15/2002      1,070,000
Spinnaker Industries Inc. Sr. Sec. Note, 10.75%+          250,000       10/15/2006        257,500
Sun Media Corp. Sr. Sub. Note, 9.50%+                     250,000        2/15/2007        237,500
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity                         250,000        2/15/2006        246,250
Tokheim Corp. Sr. Sub. Note, 11.50%                       750,000        8/01/2006        802,500
Tracor Inc., 8.50%+                                       750,000        3/01/2007        720,000
TransAmerican Refining Corp. Sr. Note, 0.00% to
  2/14/98, 18.50% from 2/15/98 to 8/14/98, 18.00%
  from 8/15/98 to maturity                                500,000        2/15/2002        457,500
TransTexas Gas Corp. Sr. Sec. Note, 11.50%                750,000        6/15/2002        821,250
Treasure Bay Gaming and Resorts, Inc. First
  Mortgage Units, 12.25%+[ ]                              250,000       11/15/2000         50,000
TV Azteca SA de CV Sr. Note Series B, 10.50%+             500,000        2/15/2007        487,170
U.S.A. Mobile Communications Inc. Sr. Note, 9.50%         150,000        2/01/2004        129,000
U.S.A. Mobile Communications Inc. Sr. Note,
  14.00%                                                  750,000       11/01/2004        802,500
Universal Outdoor Inc. Sr. Sub. Note Series B,
  9.75%+                                                  250,000       10/15/2006        247,500
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+                                               300,000       10/15/2005        189,000
Wireless One Inc. Sr. Disc Note, 13.00%                   400,000       10/15/2003        260,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity                     $1,250,000        8/01/2006    $    337,500
Wyman-Gordon Co. Sr. Note, 10.75%                         250,000        3/15/2003         266,250
                                                                                      -------------
                                                                                        34,987,849
                                                                                      -------------
Finance/Mortgage 3.9%
Advanta Credit Card Master Trust Series 95F-A1,
  6.05%                                                   475,000        8/01/2003         462,085
Bank of New York Institutional Capital Trust,
  7.78%+                                                2,650,000       12/01/2026       2,475,126
BankAmerica Institutional Capital Series B,
  7.70%+                                                2,600,000       12/31/2026       2,432,404
Capital One Bank Sr. Note, 7.08%                        2,500,000       10/30/2001       2,467,950
Chase Mortgage Finance Corp. Series 93L-2A5,
  6.25%                                                   675,000       10/25/2024         646,102
Countrywide Mortgage Inc. Series 1993-E A-1,
  6.50%                                                   270,352        1/25/2024         269,423
Countrywide Mortgage Inc. Series 1994-2 A-7,
  6.50%                                                   650,000        4/25/2008         647,354
DeBartolo Capital Partnership Class A2, 7.48%+          2,475,000        5/01/2004       2,504,391
Ford Credit Auto Loan Master Trust Series 95-1,
  6.50%                                                 1,100,000        8/15/2000       1,086,591
GE Global Insurance Holding Corp. Note, 7.00%           1,500,000        2/15/2026       1,363,695
Prudential Home Mortgage Securities Co. Series
  93-29 A-6 PAC, 6.75%                                  1,046,908        8/25/2008       1,040,030
Residential Funding Corp. Series 1993-S25 A-1,
  6.50%                                                   163,016        7/25/2008         161,182
Sears Credit Account Master Trust Series 1995-2A,
  8.10%                                                 2,650,000        6/15/2004       2,738,589
Sears Roebuck Acceptance Corp. Note, 6.86%              2,500,000        8/06/2001       2,475,625
                                                                                      -------------
                                                                                        20,770,547
                                                                                      -------------
Total Fixed Income Securities (Cost $134,462,387)                                      132,257,376
                                                                                      -------------


-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
EQUITY SECURITIES 55.3%
Basic Industries 8.9%
Chemical 3.3%
Agrium Inc.*+++                                      347,747    $      4,433,774
Cabot Corp.                                          120,000           2,880,000
Cambrex Corp.+++                                      45,750           1,532,625
Ciba Specialty Chemicals AG*                           2,700             223,280
Monsanto Co.                                          65,000           2,486,250
Nippon Chemical Industrial Co. Ltd.*                  19,000             109,849
Rhone-Poulenc SA*                                     72,700           2,464,122
Thiokol Corp.                                         60,000           3,315,000
                                                                  --------------
                                                                      17,444,900
                                                                  --------------
Diversified 0.2%
Axia Holdings Corp.*++                                   750              30,000
Plastic Specialties & Technology, Inc.*                7,500              22,500
Tenma Corp.*                                          99,000           1,320,854
                                                                  --------------
                                                                       1,373,354
                                                                  --------------
Electrical Equipment 0.8%
Asia Pacific Wire & Cable Corp.*                     121,800           1,461,600
General Electric Co.                                  25,900           2,570,575
Protection One Inc. Wts.*+                               800               5,400
Watsco Inc.*                                          10,800             275,400
                                                                  --------------
                                                                       4,312,975
                                                                  --------------
Forest Product 0.7%
Aracruz Celulose SA ADR                               47,000             857,750
Crown Packaging Holdings Ltd. Wts.*+                   3,750                 469
Equitable Bag Inc.*                                   47,600              23,800
Equitable Bag Inc. Pfd.*                               4,760             102,340
Mail-Well Holdings, Inc.*++                           14,205             280,548
S.D. Warren Co. Exch. Pfd.*                           18,000             670,500
SDW Holdings Corp. Wts.*                              18,000              76,500
Stone Container Corp.                                135,000           1,501,875
                                                                  --------------
                                                                       3,513,782
                                                                  --------------
Machinery 1.3%
Amada Co*                                            262,000           1,896,094
Chatwins Group Inc. Wts.*+                               500                 500
NSK Ltd.*                                             50,000             266,435
Sundstrand Corp.                                      85,000           3,686,875
US Filter Corp.*                                      39,600           1,222,650
                                                                  --------------
                                                                       7,072,554
                                                                  --------------
Metal & Mining 2.1%
Alumax Inc.*                                          80,000           2,770,000
Aluminum Company of America                           35,800           2,434,400
Bar Technologies Inc. Wts.*+                             250              11,250
Kennametal Inc.                                       85,000           3,081,250

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Metal & Mining (cont'd)
NS Group Inc. Wts.*+                                      650      $     1,950
RTZ Corp.*                                             51,952          823,129
SGL Carbon AG*                                         10,700        1,469,005
Sheffield Steel Corp. Wts.*                             1,250            3,750
Wyman-Gordon Co.*                                      21,000          427,875
                                                                  ------------
                                                                    11,022,609
                                                                  ------------
Railroad 0.5%
Canadian National Railway Co.                          80,000        2,830,000
                                                                  ------------
Total Basic Industries                                              47,570,174
                                                                  ------------
Consumer Cyclical 7.7%
Airline 0.2%
America West Holding Corp. Cl. B*                      46,500          726,563
CHC Helicopter Corp. Wts.*++                            2,000            1,000
UNC Inc.*                                              16,800          239,400
                                                                  ------------
                                                                       966,963
                                                                  ------------
Automotive 1.3%
Exide Corp.                                           165,000        2,701,875
Harvard Industries Inc. 14.25% Exch. Pfd.[diamond]     11,533           33,157
Honda Motor Co.*                                       73,000        2,178,135
Lear Corp.*                                            18,800          627,450
NGK Spark Plug Co.*                                   175,000        1,698,068
                                                                  ------------
                                                                     7,238,685
                                                                  ------------
Building 0.7%
DeGeorge Financial Corp. Wts.*                          3,000              750
Lafarge Corp.                                         116,600        2,652,650
Shenzhen Expressway Co. Ltd.*                       2,900,000          907,572
Waxman Industries Inc. Wts.*+                          29,500           88,500
                                                                  ------------
                                                                     3,649,472
                                                                  ------------
Hotel & Restaurant 1.3%
Fine Host Corp.*                                       30,100          707,350
Harrah's Entertainment Inc.*                          201,000        3,442,125
Mirage Resorts Inc.*                                  121,900        2,590,375
Motels of America Inc.*+                                  500            5,750
Primadonna Resorts Inc.*                               14,600          290,175
                                                                  ------------
                                                                     7,035,775
                                                                  ------------
Recreation 1.2%
Amer Group Ltd. Cl. A*                                 80,300        1,655,637
American Radio Systems Corp.                           14,300          436,150
American Radio Systems Corp. Exch. Pfd.*+               2,500          245,000
American Telecasting Inc. Wts.*                         1,250            1,250
Evergreen Media Corp. Cl. A                            17,800          519,538
Fitzgeralds South Inc. Wts.*++                          1,250           12,500
Goldriver Hotel & Casino Corp. Cl. B*++                20,000            2,500
Recreation (cont'd)
Goldriver Hotel & Casino Corp. Liquidation Trust
  Units++                                             500,000      $     6,350
Granite Broadcasting Corp.*+                              250          231,250
Heartland Wireless Communications, Inc. Wts.*++         1,500            1,500
SHRP Equity Inc.*                                          37              148
Walt Disney Co.                                        45,000        3,285,000
Wireless One Inc. Wts.*+                                  750              750
Wireless One Inc. Wts.*                                 1,250              938
                                                                  ------------
                                                                     6,398,511
                                                                  ------------
Retail Trade 2.8%
Carson Pirie Scott & Co.*                              14,300          441,513
Central Rents Inc.*+                                      250           13,750
Dominick's Supermarkets Inc.*                          27,500          632,500
Filenes Basement Corp.*                                35,100          236,925
Genesco Inc.*                                          29,500          331,875
Global DirectMail Corp.*                               37,000          642,875
Gucci Group NV*                                        35,300        2,546,013
Kroger Co.*                                           100,000        5,075,000
Ralphs Grocery Co. Wts.*++#                             9,686           97,645
Rite-Aid Corp.                                         41,600        1,747,200
Sears Roebuck & Co.                                    39,100        1,964,775
Stride Rite Corp.                                      19,100          286,500
Sunglass Hut International Inc.*                       63,000          441,000
Supermarkets General Holdings Corp.
  Exch. Pfd.[diamond]                                  18,200          432,250
                                                                  ------------
                                                                    14,889,821
                                                                  ------------
Textile & Apparel 0.2%
Acme Boot Co.*+                                           250              250
Kenneth Cole Productions Inc. Cl. A*                   24,600          516,600
Samsonite Corp.*                                        8,700          376,275
                                                                  ------------
                                                                       893,125
                                                                  ------------
Total Consumer Cyclical                                             41,072,352
                                                                  ------------
Consumer Staple 12.8%
Business Service 2.4%
ADT Ltd.*                                             170,000        4,250,000
Greenwich Air Services Inc.*                           42,700        1,216,950
HBO & Co.                                              40,000        1,900,000
ICF Kaiser International Inc. Wts.*                     2,400            1,200
La Petite Holdings Corp.*                              22,000          896,500
Pagemart Inc. Wts.*+                                    2,300            9,200
Philip Environmental Inc.*                             74,900        1,132,863
Republic Industries Inc.*                              76,700        2,660,531
Universal Outdoor Holdings Inc.*                       16,000          464,000
Vestar/LPA Investment Corp.*+                           1,375           13,750
                                                                    ----------
                                                                    12,544,994
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Drug 2.5%
Amgen Inc.*                                           44,300       $ 2,475,263
Axogen Ltd.*                                          52,500         1,207,500
Biora AB*                                            168,900         1,781,787
BioVail Corp.*                                        44,800         1,041,600
Novartis AG*                                           2,700         3,351,077
Pfizer Inc.                                           40,300         3,390,238
                                                                  ------------
                                                                    13,247,465
                                                                  ------------
Food & Beverage 1.5%
Coca-Cola Enterprises Inc.                            47,500         2,725,312
Dr Pepper Bottling Holdings Inc. Cl. A*               56,000           784,000
LVMH Moet Hennessy Louis Vuitton*                      4,400         1,070,514
Seven-Up/RC Bottling Co. of Southern California*      26,250           311,719
Whitman Corp.                                        131,900         3,231,550
                                                                  ------------
                                                                     8,123,095
                                                                  ------------
Hospital Supply 3.8%
Baxter International Inc.                             59,600         2,570,250
Columbia/HCA Healthcare Corp.                         84,350         2,836,269
Genesis Health Ventures Inc.*                         10,900           340,625
Healthdyne Technologies Inc.*                         67,100           944,642
IDX Systems Corp.*                                     5,400           147,150
Johnson & Johnson                                     60,000         3,172,500
Karrington Health Inc.*                               35,000           420,000
Pacificare Health Systems, Inc. Cl. A*                12,000           991,500
Physio-Control International Corp.*                   13,700           190,088
Roche Holdings AG*                                       475         4,107,974
Rural/Metro Corp.*                                    29,500           899,750
Tenet Healthcare Corp.                               108,800         2,679,200
Total Renal Care Holdings Inc.*                       25,700           780,637
Xomed Surgical Products Inc.*                         22,300           367,950
                                                                  ------------
                                                                    20,448,535
                                                                  ------------
Personal Care 0.6%
Avon Products Inc.                                    50,500         2,651,250
Wesley Jessen Visioncare Inc.*                        48,000           744,000
                                                                  ------------
                                                                     3,395,250
                                                                  ------------
Printing & Publishing 1.4%
A.H. Belo Corp. Cl. A                                 12,852           475,524
General Media Inc. Wts.*++                               250               250
Hollinger International, Inc. Cl. A*                 340,000         3,102,500
K-III Communications Corp. Series B Exch. Pfd.*        5,424           592,562
K-III Communications Corp. Series D Exch. Pfd.*        2,500           250,625
Sullivan Holdings Inc.*                                  149            53,467
Valassis Communications Inc.                         125,000         2,796,875
                                                                  ------------
                                                                     7,271,803
                                                                  ------------
Tobacco 0.6%
Imperial Tobacco Group PLC*                          359,100       $ 2,463,717
Philip Morris Companies, Inc.                          8,500           970,062
                                                                  ------------
                                                                     3,433,779
                                                                  ------------
Total Consumer Staple                                               68,464,921
                                                                  ------------
Energy 6.0%
Oil 4.9%
Burlington Resources Inc.                             59,800         2,556,450
Energy Africa Ltd.*                                  938,900         4,355,119
ENI SPA ADR                                           41,700         2,111,063
Oryx Energy Co.                                      186,200         3,584,350
Royal Dutch Petroleum Co.                             17,000         2,975,000
Seagull Energy Corp.*+++                             358,288         6,449,184
Tosco Corp.                                          117,000         3,334,500
Total SA Cl. B*                                       12,909         1,119,493
                                                                  ------------
                                                                    26,485,159
                                                                  ------------
Oil Service 1.1%
Cliffs Drilling Co.*                                   4,700           279,062
Coflexip*                                             31,763         1,951,774
Schlumberger Ltd.                                     34,900         3,743,025
                                                                  ------------
                                                                     5,973,861
                                                                  ------------
Total Energy                                                        32,459,020
                                                                  ------------
Finance 7.6%
Bank 3.3%
BankAmerica Corp.                                     43,000         4,332,250
Citicorp                                              35,000         3,788,750
Fleet Financial Group Inc.                            65,900         3,772,775
Glendale Federal Bank FSB                             22,300           512,900
Mellon Bank Corp.                                     49,900         3,630,225
NationsBank Corp.                                     11,600           642,350
Riverbank America Pfd.*                               20,000           480,000
Sovereign Bancorp Inc.*                               32,660           391,920
                                                                  ------------
                                                                    17,551,170
                                                                  ------------
Financial Service 0.9%
Beacon Properties Corp.                               10,000           331,250
CMAC Investment Corp.                                 13,500           450,562
CRIIMI MAE Inc.*                                      13,500           199,125
Essex Property Trust, Inc.*                           11,300           337,588
Federal Home Loan Mortgage Corp.                      96,800         2,637,800
First Industrial Realty Trust Inc.                    11,300           357,363
Homeside Inc.*                                        30,100           443,975
                                                                    ----------
                                                                     4,757,663
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Insurance 3.4%
Ace Ltd.                                              88,900      $  5,689,600
AMBAC Inc.                                            27,200         1,754,400
Capital Re Corp.                                       5,500           234,438
Mid Ocean Ltd.                                        90,000         4,297,500
Mutual Risk Management Ltd.                           12,900           467,625
Penncorp Financial Group Inc.*                        20,000           640,000
Saint Paul Companies, Inc.                             7,000           454,125
Travelers Group Inc.                                  46,100         2,207,037
Travelers Property Casualty Corp. Cl. A               76,700         2,435,225
                                                                  ------------
                                                                    18,179,950
                                                                  ------------
Total Finance                                                       40,488,783
                                                                  ------------
Science & Technology 10.0%
Aerospace 1.2%
Boeing Co.                                            18,246         1,799,512
Bombardier, Inc. Cl. B                                85,200         1,541,538
First Aviation Services Inc.*                         49,900           474,050
General Dynamics Corp.                                34,800         2,344,650
Ladish Company, Inc.*++#                              52,000            97,500
Triumph Group, Inc.*                                  14,700           369,338
                                                                  ------------
                                                                     6,626,588
                                                                  ------------
Computer Software & Service 3.2%
Anacomp Inc.*                                         19,457           214,027
Anacomp Inc. Wts.*                                     4,941            18,529
Boston Technology Inc.*                               19,600           369,950
Check Point Software Technologies Ltd.*               21,200           434,600
Cisco Systems Inc.*                                   51,000         2,454,375
Complete Business Solutions Inc.*                     15,500           151,125
Manugistics Group Inc.*                                9,900           361,350
Mastech Corp.*                                        22,000           354,750
Microsoft Corp.*                                      27,800         2,548,912
National Processing, Inc.*                            57,700           461,600
Planning Sciences International PLC ADR*              51,600           464,400
SAP AG Pfd.*                                          14,900         2,554,796
Sema Group PLC*                                       72,300         1,635,315
TriTeal Corp.*                                        12,000           141,000
TT Tieto Oy Cl. B*                                     8,000           658,179
Veritas Software Co.*                                 15,500           459,188
Wang Laboratories Inc.*                               44,200           784,550
Western Digital Corp.*                                27,500         1,557,187
Wind River Systems Inc.*                              10,350           244,519
WM Data AB Cl. B*                                      8,100           706,170
Xylan Corp.*                                          12,400           238,700
                                                                  ------------
                                                                    16,813,222
                                                                  ------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Electronic Components 2.0%
ABB AG*                                                  775      $    931,723
AMP Inc.                                              59,400         2,041,875
Hitachi Ltd.*                                        220,000         1,956,821
Intel Corp.                                           13,000         1,808,625
Lernout & Hauspie Speech Products NV ADR*              4,000            77,000
Microtouch Systems Inc.*                              20,500           404,875
Remec Inc.*                                           28,900           621,350
Rohm Co.                                              32,000         2,359,829
Zebra Technologies Corp. Cl A*                        20,400           469,200
                                                                  ------------
                                                                    10,671,298
                                                                  ------------
Electronic Equipment 2.7%
Berg Electronics Corp.*                               16,000           456,000
Chicago Miniature Lamp, Inc.*                         22,900           449,412
L.M. Ericsson Telephone Co. ADR Cl. B*                88,480         2,991,730
L.M. Ericsson Telephone Co. Cl. B*                    96,800         3,416,773
Lucent Technologies Inc.*                             34,600         1,825,150
Motorola Inc.                                         38,900         2,348,587
Network Equipment Technologies, Inc.*                 61,800           834,300
Pioneer-Standard Electronics Inc.                     14,400           183,600
Toolex Alpha NV*                                     204,400         1,929,022
                                                                  ------------
                                                                    14,434,574
                                                                  ------------
Office Equipment 0.9%
Compaq Computer Corp.*                                45,400         3,478,775
FileNet Corp.*                                        17,500           282,188
Hewlett-Packard Co.                                   23,200         1,235,400
                                                                  ------------
                                                                     4,996,363
                                                                  ------------
Total Science & Technology                                          53,542,045
                                                                  ------------
Utility 2.3%
Electric 1.7%
Allegheny Power Systems Inc.                          78,600         2,328,525
Edison International Inc.                            103,800         2,335,500
OGE Energy Corp.                                      60,000         2,512,500
Veba AG*                                              37,000         2,095,114
                                                                  ------------
                                                                     9,271,639
                                                                  ------------
Electronic Equipment 0.1%
Telco Systems Inc.*                                   24,100           265,100
                                                                  ------------
Telephone 0.5%
Allen Telecom Inc.                                    33,400           584,500
BCE Inc.                                              30,000         1,380,000
Celcaribe SA Trust Certificates*+                    297,558           669,505
Clearnet Communications Inc. Wts.*                     2,640            15,180
Intelcom Group, Inc. Wts.*++                           1,650            19,800
Intercel Inc. Wts.*                                      960             5,760
                                                                  ------------
                                                                     2,674,745
                                                                  ------------
Total Utility                                                       12,211,484
                                                                   -----------
Total Equity Securities (Cost $266,295,334)                        295,808,779
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
EQUITY SECURITIES--INFLATION RESPONSIVE
  INVESTMENTS 12.2%
Basic Industries 2.3%
Metal & Mining 2.0%
Ashanti Goldfields Ltd. GDR                            50,000      $   687,500
AUR Resources Inc.*                                    50,000          274,467
Battle Mountain Gold Co.                              100,000          662,500
Carpenter Technology Corp.*                            25,000          956,250
Crown Resources Corp.*                                125,000          765,625
Delta Gold NL*                                        168,000          247,601
Freeport-McMoRan Copper & Gold, Inc. Cl. B*            20,000          607,500
Kinross Gold Corp.*                                    60,000          405,000
Maxxam Inc.*                                           25,000        1,131,250
Menzies Gold NL*                                      400,000          163,061
Newcrest Mining Ltd.*                                 150,000          491,533
Normandy Mining Ltd.*                                 500,000          678,504
Pan African Resources Corp.*                          215,600           62,290
Placer Dome Inc.                                       30,000          543,750
Royal Oak Mines Inc.*                                 100,000          318,750
Southernera Resources Ltd.*                           100,000          548,935
Stillwater Mining Co.*                                 30,900          606,412
Sutton Resources Ltd.*                                 28,000          490,000
TVX Gold Inc.*                                         60,000          427,500
Vaal Reefs Exploration & Mining Ltd. ADR               43,100          261,294
Viceroy Resource Corp.*                               100,000          426,147
                                                                  ------------
                                                                    10,755,869
                                                                  ------------
Railroad 0.3%
OMI Corp.                                             142,200        1,386,450
                                                                  ------------
Total Basic Industries                                              12,142,319
                                                                  ------------
Consumer Staple 0.3%
Business Service 0.3%
Commodore Applied Technologies, Inc.*                 150,000        1,068,750
Commodore Applied Technologies, Inc. Wts.*            150,000          337,500
                                                                  ------------
                                                                     1,406,250
                                                                  ------------
Total Consumer Staple                                                1,406,250
                                                                  ------------
Energy 8.9%
Oil 6.6%
3DX Technologies Inc.*                                 50,000          550,000
Abacan Resource Corp.*@                               395,100        3,111,412
Apache Corp.                                           37,500        1,256,250
Arakis Energy Corp.*@                                 453,100        1,925,675
Barrett Resources Corp.*                               38,900        1,162,138
Barrington Petroleum Ltd.*                             91,400          330,083
Basin Exploration Inc.*                                65,000          446,875
Canadian 88 Energy Corp.*                              40,700          163,153

------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
------------------------------------------------------------------------------
Oil (cont'd)
Canadian Conquest Exploration Inc.*                   173,600      $   206,891
Clayton Williams Energy Inc.*                          27,198          333,176
Coho Energy Inc.*                                     139,300        1,009,925
Crystal Oil Co.*                                       10,000          347,500
CS Resources Ltd.*                                    100,000          841,459
Forcenergy Inc.                                         8,900          255,875
Intensity Resources Ltd.*                             161,300          258,639
KCS Energy Inc.@                                      110,800        3,642,550
Mercantile International Petroleum, Inc.*             101,600          162,560
Nuevo Energy Co.*@                                     89,100        3,419,212
Oil Search Ltd.*                                    1,598,100        3,382,620
Optima Petroleum Corp.*                                43,100           94,281
Pan East Petroleum Inc.*                               85,300          277,248
Plains Resources Inc.*                                109,800        1,454,850
Ranger Oil Ltd.*                                      367,000        3,486,500
Seven Seas Petroleum Inc*                              30,000          300,000
Southwestern Energy Co.*                               58,600          783,775
Stampeder Exploration Ltd.                            225,350        1,126,750
Summit Resources Ltd.                                  50,000          234,742
Tarragon Oil & Gas Ltd.*                              116,357        1,416,118
Tom Brown, Inc.*@                                      96,843        1,791,595
Triton Energy Ltd. Cl. A                               28,500        1,104,375
Ulster Petroleum Ltd.*                                 89,000          636,403
                                                                  ------------
                                                                    35,512,630
                                                                  ------------
Oil Service 2.3%
Atwood Oceanics Inc.*                                  35,000        2,174,375
Dailey Petroleum Services Corp. Cl. A*                 34,200          230,850
Dreco Energy Services Ltd. Cl. A*@                     47,100        1,601,400
Ensco International Inc.*@                             61,887        3,047,935
Global Marine Inc.*                                    31,900          685,850
J. Ray McDermott SA*                                   46,900        1,137,325
Noble Drilling Corp.*                                  83,200        1,435,200
Patterson Energy, Inc.*                                 4,584          126,633
Pool Energy Services Co.*                              51,400          758,150
Rowan Companies, Inc.*                                 11,400          257,925
TMBR / Sharp Drilling, Inc.*                           20,500          243,437
Tuboscope Vetco International Corp.*                   30,000          408,750
                                                                  ------------
                                                                    12,107,830
                                                                  ------------
Total Energy                                                        47,620,460
                                                                  ------------
Utility 0.7%
Natural Gas 0.7%
TransTexas Gas Corp.*@                                279,700        3,915,800
                                                                  ------------
Total Utility                                                        3,915,800
                                                                  ------------
Total Equity Securities--Inflation Responsive Investments
  (Cost $50,538,462)                                                65,084,829
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

 -----------------------------------------------------------------------------
Investment Portfolio (cont'd)
 -----------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      Principal     Maturity        Value
                                       Amount         Date         (Note 1)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.,
  dated 3/31/97, repurchase
  proceeds $260,031,
  collateralized by $265,000 U.S.
  Treasury Note, 6.00%, due
  5/31/98, market value $269,582     $   260,000   4/01/1997  $        260,000
                                                                --------------
Total Repurchase Agreements (Cost $260,000)                            260,000
                                                                --------------
CASH EQUIVALENTS 8.8%
American Express Credit Corp.,
  5.48%                                1,325,000   4/01/1997         1,325,000
American Express Credit Corp.,
  5.60%                                2,646,000   4/08/1997         2,646,000
Deere & Co., 5.60%                    15,000,000   4/10/1997        15,000,000
Ford Motor Credit Co., 5.56%*         14,582,000   4/01/1997        14,582,000
General Electric Capital Corp.,
  5.63%                               11,725,000   4/02/1997        11,725,000
General Electric Capital Corp.,
  5.65%                                1,643,000   4/10/1997         1,643,000
                                                                --------------
Total Cash Equivalents (Cost $46,921,000)                           46,921,000
                                                                --------------
Total Investments (Cost $498,477,183)--101.1%                      540,331,984
Cash and Other Assets, Less Liabilities--(1.1%)                     (5,718,014)
                                                                --------------
Net Assets--100.0%                                            $    534,613,970
                                                                ==============

-----------------------------------------------------------------------------
Federal Income Tax Information:
At March 31, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $499,107,458 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                $ 61,630,193
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                 (20,405,667)
                                                                  -----------
                                                                 $ 41,224,526
                                                                  ===========

ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

*         Nonincome-producing securities.

[diamond] Payments of income may be made in cash or in the form of additional securities.

[ ]       Security is in default.

# Security valued under consistently applies procedures established by the Trustees.

++ Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 1997 were $396,266 and $570,917 (0.11% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1997 were $17,345,368 and $16,780,083 (3.14% of net assets), respectively.

+++ 152,747 shares of Agrium, Inc., 22,500 shares of Cambrex Corp. and 158,780 shares of Seagull Energy Corp. are considered by the Adviser to be part of Inflation Responsive Investments.

@ 107,000 shares of Abacan Resource Corp., 118,200 shares of Arakis Energy Corp., 17,100 shares of Dreco Energy Services Ltd., 28,100 shares of Ensco International, Inc., 30,800 shares of KCS Energy, Inc., 14,100 shares of Nuevo Energy Co., 9,444 shares of Tom Brown, Inc., and 70,000 shares of TransTexas Gas Corp. are considered by the Adviser to be part of Equity Securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at March 31, 1997, are as follows:

                                                                                  Unrealized
                                                                    Contract    Appreciation     Delivery
                                                  Total Value        Price    (Depreciation)       Date
-----------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S. dollars        2,300,000 AUD    0.78840 AUD       $  10,845     4/24/97
Sell Australian dollars, buy U.S. dollars        1,141,000 AUD    0.77500 AUD          (9,910)    4/24/97
Buy Australian dollars, sell U.S. dollars          655,500 AUD    0.77567 AUD           5,150     5/14/97
Sell Australian dollars, buy U.S. dollars        3,965,500 AUD    0.75560 AUD        (110,743)    5/14/97
Sell Canadian dollars, buy U.S. dollars          1,580,000 CAD    0.74223 CAD          28,064     5/14/97
Buy Canadian dollars, sell U.S. dollars          1,632,000 CAD    0.74228 CAD         (29,078)    5/14/97
Buy Canadian dollars, sell U.S. dollars          1,580,000 CAD    0.74267 CAD         (28,761)    5/14/97
Sell Canadian dollars, buy U.S. dollars          1,632,000 CAD    0.74247 CAD          29,393     5/14/97
Sell Danish krone, buy U.S. dollars             24,516,700 DKK    0.15680 DKK         (23,029)    5/14/97
Buy Danish krone, sell U.S. dollars             14,170,000 DKK    0.15305 DKK          66,359     5/14/97
Buy Danish krone, sell U.S. dollars             10,346,700 DKK    0.15553 DKK          22,840     5/14/97
Buy Danish krone, sell U.S. dollars              3,032,300 DKK    0.15516 DKK           7,229     4/24/97
Sell Danish krone, buy U.S. dollars              3,032,300 DKK    0.16063 DKK           9,353     4/24/97
Sell European currency units, buy U.S.
  dollars                                        2,148,000 XEU    1.16180 XEU         (12,838)    5/14/97
Buy Hong Kong dollars, sell U.S. dollars         4,042,616 HKD    0.12904 HKD              53     4/01/97
Buy Hong Kong dollars, sell U.S. dollars         3,000,589 HKD    0.12907 HKD             (35)    4/02/97
                                                                                   ----------
                                                                                    $ (35,108)
                                                                                   ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1997

Assets
Investments, at value (Cost $498,477,183) (Note 1)       $ 540,331,984
Cash                                                           799,829
Receivable for securities sold                               3,927,457
Interest and dividends receivable                            2,574,248
Receivable for fund shares sold                              1,157,255
Receivable for open forward contracts                          179,286
Receivable from Distributor (Note 3)                            43,318
Other assets                                                    73,585
                                                           -----------
                                                           549,086,962
Liabilities
Payable for securities purchased                            12,092,628
Payable for fund shares purchased                              900,757
Accrued transfer agent and shareholder services (Note
  2)                                                           381,612
Accrued management fee (Note 2)                                348,777
Accrued distribution and service fees (Note 5)                 286,100
Payable for open forward contracts                             214,394
Dividends payable                                               91,700
Accrued trustees' fees (Note 2)                                  8,580
Other accrued expenses                                         148,444
                                                           -----------
                                                            14,472,992
                                                           -----------
Net Assets                                               $ 534,613,970
                                                           ===========
Net Assets consist of:
 Undistributed net investment income                     $       6,424
 Unrealized appreciation of investments                     41,854,801
 Unrealized depreciation of forward contracts and
   foreign currency                                            (52,419)
 Accumulated net realized gain                              25,604,549
 Shares of beneficial interest                             467,200,615
                                                           -----------
                                                         $ 534,613,970
                                                           ===========
Net Asset Value and redemption price per share of Class
  A shares ($244,347,819 / 23,497,866 shares of
  beneficial interest)                                          $10.40
                                                                ======
Maximum Offering Price per share of Class A shares
  ($10.40 / .955)                                               $10.89
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($251,518,149 / 24,263,341 shares of
  beneficial interest)*                                         $10.37
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($21,262,673 / 2,044,892
  shares of beneficial interest)                                $10.40
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($17,485,329 / 1,683,937 shares of
  beneficial interest)*                                         $10.38
                                                                ======

--------------------------------------------------------------------------------
   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended March 31, 1997

Investment Income
Interest                                                 $  12,294,998
Dividends, net of foreign taxes of $143,358                  3,785,347
                                                           -----------
                                                            16,080,345
Expenses
Management fee (Note 2)                                      3,692,033
Transfer agent and shareholder services (Note 2)             1,050,878
Custodian fee                                                  383,283
Service fee-Class A (Note 5)                                   574,953
Distribution and service fees-Class B (Note 5)               2,248,670
Distribution and service fees-Class D (Note 5)                 154,456
Reports to shareholders                                        123,770
Registration fees                                               41,671
Audit fee                                                       41,012
Trustees' fees (Note 2)                                         28,894
Miscellaneous                                                   36,566
                                                           -----------
                                                             8,376,186
Expenses borne by the Distributor (Note 3)                    (475,396)
                                                           -----------
                                                             7,900,790
                                                           -----------
Net investment income                                        8,179,555
                                                           -----------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)            52,402,713
Net realized gain on forward contracts and foreign
  currency (Note 1)                                          1,399,025
                                                           -----------
  Total net realized gain                                   53,801,738
                                                           -----------
Net unrealized depreciation of investments                  (7,984,019)
Net unrealized depreciation of forward contracts and
  foreign currency                                            (260,085)
                                                           -----------
  Total net unrealized depreciation                         (8,244,104)
                                                           -----------
Net gain on investments, foreign currency and forward
  contracts                                                 45,557,634
                                                           -----------
Net increase in net assets resulting from operations     $  53,737,189
                                                           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Year ended March 31
                                      ------------------------
                                         1997         1996
--------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income               $  8,179,555 $   8,195,807
Net realized gain on investments,
  foreign currency and forward
  contracts*                          53,801,738    33,933,659
Net unrealized appreciation
  (depreciation) of investments,
  foreign currency and forward
  contracts                           (8,244,104)   38,037,693
                                      ----------   -----------
Net increase resulting from
  operations                          53,737,189    80,167,159
                                      ----------   -----------
Dividends from net investment
  income:
 Class A                              (6,086,782)   (5,148,650)
 Class B                              (4,234,267)   (3,355,386)
 Class C                                (634,525)     (819,460)
 Class D                                (289,417)     (240,897)
                                      ----------   -----------
                                     (11,244,991)   (9,564,393)
                                      ----------   -----------
Distributions from net realized
  gains:
 Class A                             (18,380,936)   (3,056,467)
 Class B                             (18,075,176)   (2,771,674)
 Class C                              (1,771,455)     (490,395)
 Class D                              (1,236,399)     (194,112)
                                      ----------   -----------
                                     (39,463,966)   (6,512,648)
                                      ----------  -----------
Net increase (decrease) from fund
  share transactions (Note 6)         97,991,295    (2,678,848)
                                      ----------   -----------
Total increase in net assets         101,019,527    61,411,270

Net Assets
Beginning of year                    433,594,443   372,183,173
                                      ----------   -----------
End of year (including
  undistributed net investment
  income of $6,424 and $3,185,167,
  respectively)                     $534,613,970 $ 433,594,443
                                      ==========   ===========
*Net realized gain for Federal
  income tax purposes (Note 1)      $ 52,820,595 $  20,102,035
                                      ==========   ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1997

Note 1
State Street Research Managed Assets (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in December, 1988. The Trust consists presently of two separate funds: State Street Research Managed Assets and State Street Research High Income Fund.

The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any,

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. Forward Contracts and Foreign Currencies
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

E. Dividends
Dividends from net investment income are declared and paid or reinvestedquarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicabletax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through March 31, 1995, the Fund incurred net capital losses of $9,216,832 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1996.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1997, the fees pursuant to such agreement amounted to $3,692,033.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1997, the amount of such expenses was $275,962.

The fees of the Trustees not currently affiliated with the Adviser amounted to $28,894 during the year ended March 31, 1997.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended March 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $475,396.

Note 4
For the year ended March 31, 1997, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $547,388,033 and $490,693,454 (including $62,847,769 and $49,513,359 of U.S. Government obligations), respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and mar- keting services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1997, fees pursuant to such plan amounted to $574,953, $2,248,670 and $154,456 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $158,495 and $1,045,013, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $1,972,843 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $387,778 and $1,277 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At March 31, 1997, the Distributor owned one Class A share and Metropolitan owned 1,019 Class B shares of the Fund.

Share transactions were as follows:

                                                                 Year ended March 31
                                            -------------------------------------------------------------
                                                         1997                           1996
                                             ----------------------------  ------------------------------
Class A                                         Shares         Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                     4,746,853    $ 50,499,204      3,142,066     $ 30,625,584
Issued upon reinvestment of:
 Dividends from net investment income             558,830       5,876,689        505,011        4,934,090
 Distributions from net realized gains          1,699,169      17,870,060        307,042        2,969,095
Shares repurchased                             (3,698,792)    (39,318,613)    (4,460,168)     (43,019,460)
                                               ----------     -----------     ----------      -----------
Net increase (decrease)                         3,306,060    $ 34,927,340       (506,049)    $ (4,490,691)
                                               ==========     ===========     ==========      ===========

Class B                                         Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                     6,191,667    $ 65,679,543      3,862,169     $ 37,612,607
Issued upon reinvestment of:
 Dividends from net investment income             389,723       4,088,191        332,475        3,235,190
 Distributions from net realized gains          1,680,278      17,607,323        281,171        2,710,479
Shares repurchased                             (2,845,172)    (30,131,674)    (3,052,294)     (29,408,533)
                                               ----------     -----------     ----------      -----------
Net increase                                    5,416,496    $ 57,243,383      1,423,521     $ 14,149,743
                                               ==========     ===========     ==========      ===========

Class C                                         Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                       718,397    $  7,645,927      1,072,850     $ 10,385,513
Issued upon reinvestment of:
 Dividends from net investment income              60,113         631,951         84,178          819,983
 Distributions from net realized gains            168,533       1,771,442         50,697          489,441
Shares repurchased                               (802,252)     (8,601,591)    (2,251,394)     (22,256,352)
                                               ----------     -----------     ----------      -----------
Net increase (decrease)                           144,791    $  1,447,729     (1,043,669)    $(10,561,415)
                                               ==========     ===========     ==========      ===========

Class D                                        Shares         Amount          Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                       594,410    $  6,307,999        252,653     $  2,474,692
Issued upon reinvestment of:
 Dividends from net investment income              25,583         268,626         22,570          219,580
 Distributions from net realized gains            110,940       1,163,717         18,905          182,432
Shares repurchased                               (319,082)     (3,367,499)      (482,326)      (4,653,189)
                                               ----------     -----------     ----------      -----------
Net increase (decrease)                           411,851    $  4,372,843       (188,198)    $ (1,776,485)
                                               ==========     ===========     ==========      ===========

STATE STREET RESEARCH MANAGED ASSETS

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
 -----------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                        Class A
                                --------------------------------------------------------
                                                  Year ended March 31
                                --------------------------------------------------------
                               1997***      1996***       1995       1994        1993
----------------------------------------------------------------------------------------
Net asset value, beginning
  of year                       $  10.29    $   8.76    $   8.94   $   8.94     $  8.22
Net investment income*              0.21        0.23        0.27       0.22        0.27
Net realized and unrealized
  gain (loss) on investments,
  foreign currency and
  forward contracts                 1.05        1.72       (0.14)      0.72        1.01
                                ---------   ---------   ---------   ---------  ---------
  Total from investment
    operations                      1.26        1.95        0.13       0.94        1.28
                                ---------   ---------   ---------   ---------  ---------
Dividends from net
  investment income                (0.28)      (0.26)      (0.17)     (0.22)      (0.25)
Distributions from net
  realized gains                   (0.87)      (0.16)      (0.14)     (0.72)      (0.31)
                                ---------   ---------   ---------   ---------  ---------
  Total distributions              (1.15)      (0.42)      (0.31)     (0.94)      (0.56)
                                ---------   ---------   ---------   ---------  ---------
Net asset value, end of year    $  10.40    $  10.29    $   8.76   $   8.94     $  8.94
                                =========   =========   =========   =========  =========
Total return                       12.49%+     22.55%+      1.52%+    10.96%+     16.54%+
Net assets at end of year
  (000s)                        $244,348    $207,713    $181,358   $166,011     $93,537
Ratio of operating expenses
  to average net assets*            1.25%       1.25%       1.25%      1.25%       1.25%
Ratio of net investment
  income to average net
  assets*                           2.02%       2.34%       3.11%      2.75%       3.26%
Portfolio turnover rate           108.41%     109.20%      89.58%    105.17%     142.86%
Average commission rate@        $ 0.0266          --          --         --          --
*Reflects voluntary
 assumption of fees
 or expenses per share in
 each year (Note 3)             $   0.01    $   0.02    $   0.03   $   0.02     $  0.02

                                                   Class B
                               ----------------------------------------------
                                             Year ended March 31
                               ----------------------------------------------
                                1997***     1996***       1995       1994**
-----------------------------------------------------------------------------
Net asset value, beginning
  of year                       $  10.25    $   8.74    $   8.92     $  8.78
Net investment income*              0.13        0.15        0.20        0.16
Net realized and unrealized
  gain (loss) on investments,
  foreign currency and
  forward contracts                 1.06        1.71       (0.13)       0.39
                                ---------   ---------   ---------   ----------
  Total from investment
    operations                      1.19        1.86        0.07        0.55
                                ---------   ---------   ---------   ----------
Dividends from net
  investment income                (0.20)      (0.19)      (0.11)      (0.18)
Distributions from net
  realized gains                   (0.87)      (0.16)      (0.14)      (0.23)
                                ---------   ---------   ---------   ----------
  Total distributions              (1.07)      (0.35)      (0.25)      (0.41)
                                ---------   ---------   ---------   ----------
Net asset value, end of year    $  10.37    $  10.25    $   8.74     $  8.92
                                =========   =========   =========   ==========
Total return                       11.76%+     21.48%+      0.82%+      6.26%+++
Net assets at end of year
  (000s)                        $251,518    $193,272    $152,251     $83,244
Ratio of operating expenses
  to average net assets*            2.00%       2.00%       2.00%       2.00%++
Ratio of net investment
  income to average net
  assets*                           1.27%       1.59%       2.38%       2.03%++
Portfolio turnover rate           108.41%     109.20%      89.58%     105.17%
Average commission rate@        $ 0.0266          --          --          --
*Reflects voluntary
 assumption of fees
 or expenses per share in
 each year (Note 3)             $   0.01    $   0.02    $   0.03     $  0.03

--------------------------------------------------------------------------------

++  Annualized.

**  June 1, 1993 (commencement of share class designations) to March 31, 1994.

*** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ For fiscal years beginning on or after April 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                        Class C
                                        -----------------------------------------
                                                  Year ended March 31
                                        -----------------------------------------
                                       1997***    1996***     1995       1994**
---------------------------------------------------------------------------------
Net asset value, beginning of year     $ 10.29    $  8.77    $  8.95    $  8.78
Net investment income*                    0.24       0.25       0.29       0.21
Net realized and unrealized gain
  (loss) on investments, foreign
  currency and forward contracts          1.05       1.71      (0.14)      0.43
                                        --------  --------   --------   ---------
  Total from investment   operations      1.29       1.96       0.15       0.64
                                        --------  --------   --------   ---------
Dividends from net investment income     (0.31)     (0.28)     (0.19)     (0.24)
Distributions from net realized
  gains                                  (0.87)     (0.16)     (0.14)     (0.23)
                                        --------  --------   --------   ---------
  Total distributions                    (1.18)     (0.44)     (0.33)     (0.47)
                                        --------  --------   --------   ---------
Net asset value, end of year           $ 10.40    $ 10.29    $  8.77    $  8.95
                                        ========  ========   ========   =========
Total return                             12.77%+    22.70%+     1.77%+     7.27%+++
Net assets at end of year (000s)       $21,263    $19,548    $25,803    $21,434
Ratio of operating expenses to
  average net assets*                     1.00%      1.00%      1.00%      1.00%++
Ratio of net investment income to
  average net assets*                     2.26%      2.59%      3.37%      3.03%++
Portfolio turnover rate                 108.41%    109.20%     89.58%    105.17%

Average commission rate @              $0.0266         --         --         --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3)                         $  0.01    $  0.02    $  0.03    $  0.02

                                                        Class D
                                        -----------------------------------------
                                                  Year ended March 31
                                        -----------------------------------------
                                       1997***    1996***     1995       1994**
---------------------------------------------------------------------------------
Net asset value, beginning of year     $ 10.27    $  8.75    $  8.93    $  8.78
Net investment income*                    0.13       0.15       0.20       0.16
Net realized and unrealized gain
  (loss) on investments, foreign
  currency and forward contracts          1.05       1.72      (0.13)      0.40
                                        --------  --------   --------   ---------
  Total from investment   operations      1.18       1.87       0.07       0.56
                                        --------  --------   --------   ---------
Dividends from net investment income     (0.20)     (0.19)     (0.11)     (0.18)
Distributions from net realized
  gains                                  (0.87)     (0.16)     (0.14)     (0.23)
                                        --------  --------   --------   ---------
  Total distributions                    (1.07)     (0.35)     (0.25)     (0.41)
                                        --------  --------   --------   ---------
Net asset value, end of year           $ 10.38    $ 10.27    $  8.75    $  8.93
                                        ========  ========   ========   =========
Total return                             11.64%+    21.54%+     0.82%+     6.31%+++
Net assets at end of year (000s)       $17,485    $13,061    $12,772    $ 7,117
Ratio of operating expenses to
  average net assets*                     2.00%      2.00%      2.00%      2.00%++
Ratio of net investment income to
  average net assets*                     1.26%      1.60%      2.39%      2.03%++
Portfolio turnover rate                 108.41%    109.20%     89.58%    105.17%

Average commission rate @              $0.0266         --         --         --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3)                         $  0.01    $  0.02    $  0.03    $  0.03

--------------------------------------------------------------------------------

++  Annualized.

**  June 1, 1993 (commencement of share class designations) to March 31, 1994.

*** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ For fiscal years beginning on or after April 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Income Trust and the Shareholders of State Street Research Managed Assets

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Managed Assets (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997, by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 9, 1997

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Managed Assets provided shareholders with consistent performance during the year, in line with its broadly diversified portfolio. For the 12 months ended March 31, 1997, Class A shares returned +12.49% (does not reflect sales charge). The Fund outperformed the average for Lipper Analytical Services' Flexible Portfolio Funds, which was +10.13% for 196 fund classes.

It was a year of generally rising stock prices that peaked in mid-March of 1997 and then experienced a modest correction during the last weeks of the period. Returns were positive in all areas in which the Fund invests, but varied considerably among asset classes. The Fund's overweighting in stocks helped performance, particularly the portfolio's value stock and inflation-responsive holdings. Small-company stocks, which had made a very strong contribution early in the year, were hit hardest in the first quarter of 1997 and dampened Fund performance.

Bond returns improved over the year. High-yield bonds continued as the top performers and international bonds rebounded from their disappointing returns the year before.

The Fund's asset allocation changed little during the year. The portfolio continued its emphasis on stocks, with the equity allocation increasing from 54% on March 31, 1996 to 55% a year later. Bond allocation decreased from 27% to 25%, inflation-responsive holdings remained steady at 12%, and cash increased slightly from 7% to 8%.

March 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

               Change In Value of $10,000 Based On The S&P 500
              And The Lehman Brothers Government/Corporate Index
              Compared To Change In Value of $10,000 Invested In
                                Managed Assets


Class A Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year    5 Years    Life of Fund
---------------------------------
+7.43%    +11.56%      +10.92%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   9550             10000                    10000
3/89    9957             10111                    10708
3/90    11030            11293                    12767
3/91    11478            12703                    14603
3/92    13003            14149                    16212
3/93    15154            16172                    18678
3/94    16815            16621                    18951
3/95    17070            17381                    21896
3/96    20918            19280                    28918
3/97    23531            20140                    34649


Class B Shares

---------------------------------
  Average Annual Total Return
---------------------------------
1 Year   5 Years   Life of Fund
---------------------------------
+6.76%   +11.70%     +11.15%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   10000            10000                    10000
3/89    10426            10111                    10708
3/90    11550            11293                    12767
3/91    12019            12703                    14603
3/92    13616            14149                    16212
3/93    15868            16172                    18678
3/94    17495            16621                    18951
3/95    17638            17381                    21896
3/96    21425            19280                    28918
3/97    23945            20140                    34649


Class C Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year    5 Years    Life of Fund
---------------------------------
+12.77%   +12.80%     +11.66%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   10000            10000                    10000
3/89    10426            10111                    10708
3/90    11550            11293                    12767
3/91    12019            12703                    14603
3/92    13616            14149                    16212
3/93    15868            16172                    18678
3/94    17661            16621                    18951
3/95    17974            17381                    21896
3/96    22053            19280                    28918
3/97    24869            20140                    34649


Class D Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year   5 Years    Life of Fund
---------------------------------
+10.64%  +11.95%       +11.15%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   10000            10000                    10000
3/89    10426            10111                    10708
3/90    11550            11293                    12767
3/91    12019            12703                    14603
3/92    13616            14149                    16212
3/93    15868            16172                    18678
3/94    17504            16621                    18951
3/95    17647            17381                    21896
3/96    21449            19280                    28918
3/97    23945            20140                    34649

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Report on Special Meeting of ShareholdersA Special Meeting of Shareholders of State Street Research Managed Assets ("Fund"), along with shareholders of other series of State Street Research Income Trust ("Meeting"), was convened on July 19, 1996. The results of the Meeting are set forth below.

                                                         Votes (millions
                                                            of shares)
                                                        ------------------
                                                         For     Withheld
                                                        -----   ----------
1. The following persons were elected as Trustees:
    Thomas L. Phillips                                   97.9      2.6
    Toby Rosenblatt                                      98.2      2.3
    Ralph F. Verni                                       98.0      2.5


                                                             Votes (millions
                                                                of shares)
                                                           ---------------------
Proposal                                                   For  Against   Abstain
                                                           ---  -------   -------
2. The Fund's following investment policies were
   reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of
      companies with less than three (3) years'
      continuous operation                                 19.9   1.3       1.8
   b. The policy regarding investments in illiquid
      securities.                                          19.7   1.4       1.9
3. The Fund's fundamental policy regarding investments in
   commodities and commodity contracts was amended.        19.6   1.4       1.9
5. The Fund's fundamental policies regarding
   diversification of investments were amended             20.1   1.1       1.8
6. The Fund's fundamental policy regarding industry
   concentration was amended.                              19.8   1.2       2.0
8. The Master Trust Agreement was amended to permit the
   Trustees to reorganize, merge or liquidate a fund
   without prior shareholder approval.                     83.0   9.8       7.6
9. The Master Trust Agreement was amended to eliminate
   specified time permitted between the record date and
   any shareholders meeting.                               86.2   6.3       8.0

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